UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC  20549

                   ----------------------------------

                                FORM 8-K


                             CURRENT REPORT


                      Pursuant to Section 13 or 15(d)
                                 of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):September 9, 1997
                                                 -----------------


                   	PARKWAY PROPERTIES, INC.
- ------------------------------------------------------------------
     	(Exact name of Registrant as specified in its charter)



Maryland                    1-11533	                 74-2123597
- ------------------------------------------------------------------
(State or other     (Commission File Number)       	(IRS Employer
jurisdiction of	                                   Identification
incorporation)                                        	Number)

One Jackson Place Suite 1000
188 East Capitol Street
P. O. Box 24647
Jackson, Mississippi                                 39225-4647
- ------------------------------------------------------------------
(Address of principal executive offices)            	(Zip Code)


Registrant's telephone number, including area code (601) 948-4091
                                                   ---------------


- ------------------------------------------------------------------
  (Former name or former address, if changed since last report)

                              FORM 8-K

                       PARKWAY PROPERTIES, INC.


Item 5.  Other Events

Proposed Acquisitions:

     (1)  A limited partnership in which Parkway Properties, Inc.
is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner, has a contract to purchase First Tennessee Plaza for $29,200,000 from an unrelated party. The Company also expects to pay approximately $786,000 in fees to pay off the existing first mortgage. First Tennessee Plaza is a 419,809 rentable square foot, 27 floor office building with a four-level, 390 space parking garage located in Knoxville, Tennessee. This acquisition is still subject to Parkway's due diligence review and the negotiation of definitive documentation. Therefore, there can be no assurance that the purchase of this office property will be completed.

     (2)  A limited partnership in which Parkway Properties, Inc.
is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner, has a contract to purchase Morgan Keegan Tower for $36,000,000 from Morgan Properties, LLC. The Company also expects to pay approximately $591,000 in fees to pay off the existing first mortgage. Morgan Keegan Tower is a 334,668 rentable square foot, 21 floor office building located in Memphis, Tennessee.
This acquisition is still subject to Parkway's due diligence review and the negotiation of definitive documentation. Therefore, there can be no assurance that the purchase of this office property will be completed.

     (3) 	A limited partnership in which Parkway Properties, Inc. is a
99% limited partner and a wholly-owned subsidiary is a 1% general partner, has a contract to purchase Hightower Centre for $6,750,000 from an unrelated party. Hightower Centre consists of two multi-story buildings containing 78,199 rentable square feet with 332 parking spaces in Atlanta, Georgia. This acquisition is still subject to Parkway's due diligence review and the negotiation of definitive documentation. Therefore, there can be no assurance that the purchase of this office property will be completed.


Item 7.   Financial Statements and Exhibits.

	(a)  Financial Statements

		(1) The following audited financial statement of First Tennessee Plaza for the year ended December 31, 1996 is attached hereto. Also included is the unaudited financial statement for the six months ended June 30, 1997.

                                                         			Page
                                                         			----
	Report of Independent Auditors                              	5
	Statement of Rental Revenue and
	  Direct Operating Expenses	                                 6
	Notes to Statement of Rental Revenue
	  and Direct Operating Expenses                              7


		(2)	The following audited financial statement of Morgan
Keegan Tower for the year ended December 31, 1996 is attached hereto. Also included is the unaudited financial statement for the six months ended June 30, 1997.

                                                            	Page
                                                            	----
	Report of Independent Auditors                                9
	Statement of Rental Revenue and
	  Direct Operating Expenses                                  10
	Notes to Statement of Rental Revenue
	  and Direct Operating Expenses                              11


	(b)  Pro Forma Consolidated Financial Statements

	The following unaudited Pro Forma Consolidated Financial
Statements are attached hereto.

PARKWAY PROPERTIES, INC.

                                                            		Page
                                                            		----
Pro Forma Consolidated Financial Statements (Unaudited)       	13
Pro Forma Consolidated Balance Sheet (Unaudited) -
  As of June 30, 1997                                          15
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Year Ended December 31, 1996                         16
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Six Months Ended June 30, 1997                       17
Notes to Pro Forma Consolidated Financial
  Statements (Unaudited)                                       18




	(c)	Exhibits.

		(10)(a)	Purchase and Sale Agreement between Carlyle
Real Estate Limited Partnership - XIII and Parkway Properties,
L. P. dated August 20, 1997. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.

		(10)(b) Purchase and Sale Agreement between Morgan Properties, LLC and Parkway Properties, L. P. dated August 28, 1997. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.

  (23)  Consent of Ernst & Young LLP.




                      Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of First Tennessee Plaza for the year ended December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Parkway
Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of First Tennessee Plaza's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of First Tennessee Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of First Tennessee Plaza for the six months ended June 30, 1997 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of First Tennessee Plaza for the six months ended June 30, 1997 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                			/s/ Ernst & Young LLP
August 27, 1997



                        First Tennessee Plaza

                     Statement of Rental Revenue
                    and Direct Operating Expenses



                               Year Ended        Six Months Ended
                            December 31, 1996      June 30, 1997
                           ------------------    ----------------
                                                    (unaudited)

Rental revenue:
 Minimum rents ...............	$5,041,584          	$2,561,797
 Parking fee income...........    428,889             	203,363
 Reimbursed charges and
   other income...............   	487,591             	237,112
                              	----------          	----------
                              	 5,958,064          	 3,002,272
                              	----------          	----------

Direct operating expenses
 (Note 2):
  Utilities...................   	931,191            	 423,338
  Real estate taxes...........   	641,403             	320,702
  Maintenance services
    and supplies..............   	572,238             	267,843
  Janitorial services
    and supplies..............   	273,226             	155,174
  Management fees (Note 3)....	   177,246              	89,597
  Salaries....................   	200,591              	87,348
  Insurance...................    	72,038              	36,019
  Security service............   	102,183	              48,900
  Administrative and
   miscellaneous expenses.....    112,688              	38,744
                              	----------          	----------
                               	3,082,804           	1,467,665
                              	----------          	----------
Excess of rental revenue over
  direct operating expenses...	$2,875,260          	$1,534,607
                              	==========          	==========


                         See accompanying notes.



                          First Tennessee Plaza

                  Notes to Statement of Rental Revenue
                   and Direct Operating Expenses


1.  Organization and Significant Accounting Policies

Description of Property

Parkway Properties, Inc. (the "Company") expects to complete the acquisition of First Tennessee Plaza (the "Building") effective September 30, 1997 from an unrelated party. The twenty-seven story building is located in Knoxville, Tennessee and contains approximately 419,809 (unaudited) rentable square feet.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The future minimum rents and noncancelable operating leases at December 31, 1996 are as follows:

                        Year            Amount
                   --------------------------------
                        1997         $ 5,047,000
                        1998           4,867,000
                        1999           4,256,000
                        2000           3,519,000
                        2001           3,228,000
                     Thereafter        9,075,000
                                     -----------
                                     $29,992,000
                                     ===========

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

One tenant, whose lease expires September 30, 2004, accounted for approximately 27% of the Building's 1996 rental revenue.




                         First Tennessee Plaza

                 Notes to Statement of Rental Revenue
               and Direct Operating Expenses (continued)


2.  Basis of Accounting

The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Building that would cause the reported financial information not to be necessarily indicative of future operating results.

3.  Management Fees

Management fees of approximately 3% of revenues received from the operations of the Building were paid to an unrelated management company.




                     Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of Morgan Keegan Tower for the year ended December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Parkway
Properties, Inc. as described in Note 2, and is not intended to be a complete presentation of Morgan Keegan Tower's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of Morgan Keegan Tower for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of Morgan Keegan Tower for the six months ended June 30, 1997 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of Morgan Keegan Tower for the six months ended June 30, 1997 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi	                  		/s/ Ernst & Young LLP
August 28, 1997


                         Morgan Keegan Tower

                     Statement of Rental Revenue
                    and Direct Operating Expenses



                               Year Ended 	     Six Months Ended
                            December 31, 1996     June 30, 1997
                            -----------------   ----------------
                                                  (unaudited)

Rental revenue:
 Minimum rents ...............	$4,166,546        	$  2,014,271
 Parking fee income...........   	191,871              	77,777
 Reimbursed charges and
   other income...............   	274,679             	126,199
                              	----------	          ----------
                              	 4,633,096           	2,218,247
                              	----------          	----------

Direct operating expenses
 (Note 2):
  Utilities...................   	572,971	             287,120
  Real estate taxes...........     88,196              644,098
  Garage expenses.............   	407,321             	166,800
  Maintenance services
   and supplies...............  	 362,798             	260,119
  Janitorial services
   and supplies...............  	 232,079             	128,218
  Management fees (Note 3)....  	 149,440              	61,724
  Salaries....................    	93,379              	46,129
  Insurance...................    	25,158              815,769
  Security service............    	73,649              	41,871
  Administrative and
    miscellaneous expenses....    	87,828              858,383
                              	----------          	----------
	                               2,092,819           91,110,231
                   	           ----------          	----------
Excess of rental revenue over
 direct operating expenses....	$2,540,277          	$1,108,016
                              	==========	          ==========

See accompanying notes.



                           Morgan Keegan Tower

                   Notes to Statement of Rental Revenue
                     and Direct Operating Expenses


1.  Organization and Significant Accounting Policies

Description of Property

Parkway Properties, Inc. (the "Company") expects to complete the acquisition of the Morgan Keegan Tower (the "Building") effective September 30, 1997 from Morgan Properties, LLC, an unrelated party. The twenty-one story building is located in Memphis, Tennessee and contains approximately 334,668
(unaudited) square feet of leasable area.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The future minimum rents on non-cancelable operating leases at December 31, 1996 are as follows:

                        Year            Amount
                   --------------------------------
                        1997         $ 4,127,000
                        1998           4,071,000
                        1999           3,905,000
                        2000           3,771,000
                        2001           3,214,000
                     Thereafter        5,999,000
                                     -----------
                                     $25,087,000
                                     ===========

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

Two tenants, whose leases expire January 31, 2002 and November 30, 2003, accounted for approximately 56% of the Building's 1996 rental revenue.





                           Morgan Keegan Tower

                   Notes to Statement of Rental Revenue
                 and Direct Operating Expenses (continued)


2.  Basis of Accounting

The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Building that would cause the reported financial information not to be necessarily indicative of future operating results.

3.  Management Fees

Management fees of approximately 3% of revenues received from the operations of the Building were paid to an unrelated management company.


                     PARKWAY PROPERTIES, INC.

            Pro Forma Consolidated Financial Statements
                           (Unaudited)


The following unaudited pro forma consolidated balance sheet as of June 30, 1997 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") for the year ended December 31, 1996 and six months ended June 30, 1997 give effect to the recent purchases of Parkway for the periods stated and the proposed purchases of First Tennessee Plaza, Morgan Keegan Tower and Hightower Centre. The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effect of Parkway's purchases of Lakewood II, NationsBank Tower and Fairway Plaza as well as the proposed purchases of First Tennessee Plaza, Morgan Keegan Tower and Hightower Centre, as if they had been consummated on June 30, 1997.

The pro forma consolidated statements of income sets forth the effects of Parkway's purchases of the following buildings as well as the proposed purchases of First Tennessee Plaza, Morgan Keegan Tower and Hightower Centre. as if they had been consummated on January 1, 1996.

BUILDING                            DATE OF PURCHASE

Fairway Plaza                           08/12/97
NationsBank Tower                       07/31/97
Lakewood II                             07/10/97
Sugar Grove                             05/01/97
Vestavia Centre                         04/04/97
Meridian                                03/31/97
Charlotte Park Executive Center         03/18/97
Courtyard at Arapaho                    03/06/97
Ashford II                              01/28/97
Forum II & III                          01/07/97
Tensor                                  10/31/96
BB&T Financial Center                   09/30/96
Falls Pointe                            08/09/96
Roswell North                           08/09/96
Cherokee                                07/09/96
Courthouse                              07/09/96
400 Northbelt                           04/15/96
Woodbranch                              04/15/96
One Park 10 Plaza                       03/07/96

In addition to the purchases listed above, the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the placement of non-recourse mortgage debt on certain properties acquired during 1995 and 1996 or assumed in the purchases, the December 24, 1996 sale of the Virginia Beach mortgage loan and the sale of 2,012,500 shares of common stock on January 22, 1997 as if all the transactions had occurred January 1, 1996.

These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the purchases, sales and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the year ended December 31, 1996.



              	PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
                	PRO FORMA CONSOLIDATED BALANCE SHEET
                           	June 30, 1997
                            	(Unaudited)

                                Parkway    Pro Forma     Parkway
                               Historical  Adjustments  Pro Forma
                               ----------  -----------  ---------
                                          (In thousands)
 Assets
 Real estate related investments:
   Office buildings.............$204,510  $ 112,132(1-6)$316,642
   Land held for development....   1,721          -        1,721
   Accumulated depreciation..... (10,749)         -      (10,749)
                                --------   --------     --------
                                	 195,482    112,132      307,614
   Real estate held for sale:
     Land.......................   5,187          -        5,187
     Operating properties.......   1,492          -        1,492
     Other non-core
     real estate assets.........     253          -          253
   Mortgage loans...............     326          -          326
   Real estate partnership......     311          -          311
                                --------   --------     --------
                                 203,051    112,132      315,183
 Interest, rents receivable
   and other assets.............   6,343          -        6,343
 Cash and cash equivalents......     480       (480)           -
                                --------   --------     --------
                                $209,874   $111,652		$321,526
                                ========   ========     ========
Liabilities
Notes payable to banks..........$  8,200	   $104,742     $112,942
Mortgage notes payable
  without recourse..............  61,681      6,910(1)    68,591
Accounts payable and other
  liabilities...................   7,644          -        7,644
                                --------   --------     --------
                                  77,525    111,652		 189,177
                                --------   --------     --------
Stockholders' Equity
Common stock, $.001 par value,
  70,000,000 shares authorized,
  6,289,230 shares issued in
  1997..........................       6          -            6
Additional paid-in capital...... 103,719          -      103,719
Retained earnings...............  28,624          -       28,624
                                --------   --------     --------
                                 132,349          -      132,349
                                --------   --------     --------
                                $209,874   $111,652		$321,526
                                ========   ========     ========

                            See accompanying notes

                    PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
                   	PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     	FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (Unaudited)

                                Parkway    Pro Forma    Parkway
                              Historical Adjustments(7) Pro Forma
                              ---------- -------------- ---------
                            (In thousands, except per share data)
Revenues
Income from office properties...$18,840    $37,297 (a)  $56,137
Income from other real estate
  properties....................  1,773          -        1,773
Interest on mortgage loans......  1,740     (1,384)(d)      356
Management company income.......    784          -          784
Interest on investments.........    500          -          500
Dividend income.................    118          -          118
Deferred gains and other income.    324          -          324
Gains on real estate held
  for sale and mortgage loans...  9,909          -        9,909
Gain on securities..............    549          -          549
                                -------    -------      -------
                                 34,537     35,913       70,450
                                -------    -------      -------
Expenses
Office properties
  Operating expense.............  8,466     17,564 (a)   26,030
  Interest expense..............  3,526      2,158 (c)    5,684
  Depreciation and amortization.  2,444      5,041 (a)    7,485
  Minority interest.............    (28)         -          (28)
Other real estate properties
  Operating expense.............  1,379          -        1,379
Interest expense
  Notes payable to banks........    281      7,921 (e)    8,202
  Notes payable on wrap
    mortgages...................    340       (340)(f)        -
Management company expense......    673          -          673
General and administrative......  2,982          -        2,982
                                -------    -------      -------
                                 20,063     32,344       52,407
                                -------    -------      -------
Income before income taxes...... 14,474      3,569       18,043
Income tax expense..............    103          -          103
                                -------    -------      -------
Net income......................$14,371    $ 3,569      $17,940
                                =======    =======      =======
Net income per share............$  3.92                 $  3.16(8)
                                =======                 =======
Weighted average shares
  outstanding...................  3,662                   5,674
                                =======                 =======

                          See accompanying notes

                PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
               	PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                	FOR THE SIX MONTHS ENDED JUNE 30, 1997
                              (Unaudited)

                                Parkway    Pro Forma    Parkway
                              Historical Adjustments(7) Pro Forma
                              ---------- -------------- ---------
                             (In thousands, except per share data)
Revenues
Income from office properties...$18,065    $11,317 (b)   $29,382
Income from other real estate
  properties....................    440          -           440
Interest on mortgage loans......     32          -            32
Management company income.......    251          -           251
Interest on investments.........    330          -           330
Dividend income.................    128          -           128
Deferred gains and other income.     64          -            64
                                -------    -------       -------
                                 19,310	   11,317         30,627
                                -------    -------       -------
Expenses
Office properties
  Operating expense.............  7,459      5,198 (b)    12,657
  Interest expense:
    Contractual.................  2,499        279 (c)     2,778
    Amortization of loan cost...     43          -            43
  Depreciation and amortization.  2,255      1,520 (b)     3,775
  Minority interest.............     59          -            59
Other real estate properties
  Operating expense.............    293          -           293
Interest expense on bank notes:
  Contractual...................    130      3,960 (e)     4,090
  Amortization of loan costs....     77          -            77
Management company expense......    172          -           172
General and administrative......  1,677          -         1,677
                                -------    -------       -------
                                 14,664     10,957        25,621
                                -------    -------       -------
Income before gains.............  4,646        360         5,006
                                -------    -------       -------
Gain on sales
Gain on real estate held for
  sale..........................  1,574          -         1,574
                                -------    -------       -------
Net income......................$ 6,220    $   360       $ 6,580
                                =======    =======       =======
Net income per share............$  1.04                  $  1.10
                                =======                  =======
Weighted average shares
  outstanding...................  6,004                    6,004
                                =======                  =======

                          See accompanying notes

                         PARKWAY PROPERTIES, INC.

            Notes to Pro Forma Consolidated Financial Statements
                                (Unaudited)


1. 	On July 10, 1997, the Company purchased the 118,750 square
    foot Lakewood II office building in Atlanta, Georgia for $11,500,000 from an unrelated party. This five-story office building was constructed in 1988. The Company assumed a $6,910,000 first mortgage on the property with an 8.08% interest rate as part of the purchase. The remaining balance was funded with advances under bank lines of credit.

2. 	On July 31, 1997, the Company purchased the 296,797 square
    foot NationsBank Tower in Columbia, South Carolina for $20,600,000 from an unrelated party. NationsBank Tower is a twenty-story office building with an attached 565 space, eight-level parking deck. The building was constructed in 1973 and is located on Gervais Street in the Central
    Business District (CBD). The purchase was funded with advances under bank lines of credit.

3. 	On August 12, 1997, the Company purchased Fairway Plaza in
    Los Colinas, Texas for $6,705,000 from an unrelated party. Fairway Plaza consists of two multi-story office buildings containing 82,268 net rentable square feet with 321 surface parking spaces situated on 6.31 acres. The purchase was funded with advances under bank lines of credit

4. The Company has a contract to purchase First Tennessee Plaza in Knoxville, Tennessee for $29,200,000 from an unrelated party. The Company also expects to pay approximately $786,000 in fees to pay off the existing first mortgage. First Tennessee Plaza is a 27 story office building containing 419,809 net rentable square feet with a four level 390 space parking garage.

5. The Company has a contract to purchase Morgan Keegan Tower in Memphis, Tennessee for $36,000,000 from Morgan Properties, LLC, an unrelated party. The Company also expects to pay approximately $591,000 in fees to pay off the existing first mortgage. Morgan Keegan Tower is a 21 story office building containing 334,668 net rentable square feet.

6. The Company has a contract to purchase Hightower Centre in Atlanta, Georgia for $6,750,000 from an unrelated party. Hightower Centre consists of two multi-story buildings containing 78,199 rentable square feet with 332 parking spaces.

7. 	The pro forma adjustments to the Consolidated Statement of
    Income for the year ended December 31, 1996 and six months ended June 30, 1997 set forth the effects of Parkway's purchase of the following buildings as well as the proposed purchase of First Tennessee Plaza, Morgan Keegan Tower and Hightower Centre as if they had been consummated on January
    1, 1996.

BUILDING                            DATE OF PURCHASE

Fairway Plaza                           08/12/97
NationsBank Tower                       07/31/97
Lakewood II                             07/10/97
Sugar Grove                             05/01/97
Vestavia Centre                         04/04/97
Meridian                                03/31/97
Charlotte Park Executive Center         03/18/97
Courtyard at Arapaho                    03/06/97
Ashford II                              01/28/97
Forum II & III                          01/07/97
Tensor                                  10/31/96
BB&T Financial Center                   09/30/96
Falls Pointe                            08/09/96
Roswell North                           08/09/96
Cherokee                                07/09/96
Courthouse                              07/09/96
400 Northbelt                           04/15/96
Woodbranch                              04/15/96
One Park 10 Plaza                       03/07/96

In addition to the purchases listed above, the adjustments on the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the December 24, 1996 sale of the Virginia Beach mortgage loan and the placement of non-recourse mortgage debt on certain properties acquired during 1995 and 1996 or assumed in the purchases as if the transactions occurred January 1, 1996. These pro forma adjustments are detailed below by property for the year ended December 31, 1996 and six months ended June 30, 1997.

The effect on income and expenses from real estate properties due to the above purchases are as follows:

	(a)  For the year ended December 31, 1996:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate     Operating     Depreciation
                       Properties       Expense         Expense
                       -----------   -------------   ------------
	One Park 10          $    299,000   $     160,000    $    25,000
     400 North Belt
      & Woodbranch       1,036,000         551,000         92,000
	Cherokee &
	  Courthouse
	  Road Bldgs.             917,000         480,000        124,000
	Falls Pointe &
	  Roswell North         1,161,000         439,000        191,000
	BB&T Financial
	  Center                3,072,000       1,055,000        413,000
     Tensor                810,000         530,000         64,000
     Forum II & III      2,749,000       1,331,000        370,000
     Charlotte Park      2,616,000       1,180,000        333,000
     Ashford II            649,000         441,000         50,000
	Courtyard at
	  Arapaho               2,196,000         948,000        340,000
  	Meridian                843,000         503,000        236,000
     Vestavia              878,000         394,000        105,000
     Sugar Grove         1,082,000         643,000        174,000
	Lakewood II             1,915,000         839,000        259,000
	NationsBank Tower       4,094,000       1,782,000        464,000
	Fairway Plaza           1,408,000         682,000        151,000
	First Tennessee
	  Plaza                 5,958,000       3,083,000        675,000
	Morgan Keegan
	  Tower                 4,633,000       2,093,000        823,000
	Hightower Centre          981,000		       430,000	    	  152,000
                       -----------     -----------     ----------
                       $37,297,000     $17,564,000     $5,041,000
    	                  ===========     ===========     ==========

	Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

	(b)  For the six months ended June 30, 1997:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense
                       -----------   ------------   ------------
	Charlotte Park        $   505,000    $   208,000    $    69,000
     Ashford II             54,000         37,000          4,000
	Courtyard at
	  Arapaho                 366,000        164,000         58,000
  	Meridian                354,000        123,000         59,000
     Vestavia              240,000         91,000         26,000
     Sugar Grove           309,000        165,000         43,000
	Lakewood II               977,000        447,000        129,000
	NationsBank Tower       2,050,000        860,000        232,000
	Fairway Plaza             687,000        303,000         75,000
	First Tennessee
	  Plaza                 3,002,000      1,468,000        337,000
	Morgan Keegan
	  Tower                 2,218,000      1,110,000        412,000
	Hightower Centre	         555,000	     	 222,000	     	  76,000
                       -----------    -----------    -----------
    	                  $11,317,000    $ 5,198,000    $ 1,520,000
	                      ===========    ===========    ===========

Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

(c)	 Pro forma interest expense on real estate owned reflects
     the non-recourse debt placed on certain buildings acquired during 1995 and 1996 and debt assumed upon purchase at the actual amounts and rates by property as if placed January 1, 1996 and is detailed below.

	Property/Placement                 Year Ended
	    Date/Rate           Debt        12/31/96
	------------------  -----------    ----------
	IBM Building
	  2/96 7.78%        $ 4,800,000    $   41,000

	Waterstone
	  6/96 8.00%          5,620,000       185,000

 One Park 10
	  7/96 8.35%          4,700,000       196,000

	400 North Belt &
	  Woodbranch
	  7/96 8.25%         10,000,000       412,000

 Falls Pointe &
   Roswell North
   12/96 8.375%        9,850,000       766,000

	Lakewood II*
	  7/97 8.08%          6,910,000       558,000
                                    ----------
                                    $2,158,000
                                    ==========

	*The only pro forma adjustment to interest expense on real estate owned for the six months ended June 30, 1997 is due to the debt assumed in the purchase of Lakewood
II in the amount of $279,000.

(d)	 The January 1, 1996 pro forma effect of the sale of 157
     mortgage loans on May 31, 1996 and the December 24, 1996 sale of the Virginia Beach mortgage loan is as follows:

                                      Year Ended
                                       12/31/96
                                     ------------
     	Interest Income:
      		Mortgage loans               $(1,384,000)

(e) 	The pro forma effect of the building purchases as well
     as the stock offering of 2,012,500 shares on interest expense on notes payable to banks for the year ended December 31, 1996 and six months ended June 30, 1997 is an increase of $7,921,000 and $3,960,000, respectively.

(f) 	The pro forma effect of the sale of the Virginia Beach
     mortgage loan on interest expense on notes payable on wrap mortgages for the year ended December 31, 1996 is a decrease of $340,000.

8.  The pro forma earnings per share for the year ended December
    31, 1996 reflect the sale of 2,012,500 shares of common stock under its existing shelf registration on January 22, 1997.

9. 	No additional income tax expenses were provided because of
    the Company's net operating loss carryover and status as a REIT.

10.	All per share information for the year ended December 31,
    1996 has been restated to reflect a 3 for 2 common stock split effected as a dividend of one share for every two shares outstanding on April 30, 1996 as well as the June 14, 1996 private placement of 1,140,000 shares as if both transactions had occurred January 1, 1996.


                            FORM 8-K

                     PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  September 9, 1997		   	PARKWAY PROPERTIES, INC.

                       							BY:	/s/Sarah P. Clark
                                  Sarah P. Clark
                                  Senior Vice President,
                                  Chief Financial Officer,
                                  Treasurer and Secretary


                            PURCHASE AGREEMENT
                (First Tennessee Plaza; Knoxville, Texas)

THIS AGREEMENT is made and entered into as of August
_______, 1997 (the "Effective Date") by and between CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIII, an Illinois limited partnership (hereinafter called "Seller"), and PARKWAY PROPERTIES, L.P., a Delaware limited partnership (hereinafter called "Buyer").

                    R E C I T A L S

	A.	Seller is the owner of that certain real property
located in the City of Knoxville, County of Knox, State of Tennessee, consisting primarily of an office building (the
"Building") sometimes known as "First Tennessee Plaza".

	B.	Buyer desires to purchase such premises on the terms
and conditions hereinafter documented.

	NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:

	1.	Purchase and Sale.  Seller shall sell to Buyer, and
Buyer shall purchase from Seller, the land (the "Land") described in Exhibit "A" attached hereto and made a part hereof, together with all right, title and interest of Seller in and to all improvements, structures and fixtures located upon the Land, all right, title and interest of Seller in and to those items of personal property described in Exhibit "B" attached hereto and made a part hereof, all right, title and interest of Seller in and to the name "First Tennessee Plaza", to the extent assignable, all right, title and and interest of Seller in and to all contract rights and agreements, and all right, title and interest of Seller in and to all leases, tenant lists, advertising material and telephone exchange numbers relating solely to the Property (hereinafter, collectively, the "Property"), all upon the terms, covenants and conditions hereinafter set forth.

	2.	Purchase Price.

		A.	The purchase price (the "Purchase Price") for the
Property shall be the sum of Twenty-Nine Million Two Hundred
Thousand and No/100 Dollars ($29,200,000.00).

	3.	Payment of Purchase Price.  The Purchase Price shall
be paid to Seller by Buyer as follows:

		A.	Escrow Deposit.  Concurrently herewith, Buyer
shall deliver $100,000 (together with all interest thereon, the "Initial Escrow Deposit") to Ticor Title Insurance Company, 201
North LaSalle Street, Suite 1400, Chicago, Illinois, 60601,
Attention: Rick Lucchesi (which company, in its capacity as escrow holder hereunder, is called "Escrow Holder"). In addition, if Buyer shall deliver the "Approval Notice" prior to the expiration of the "Due Diligence Period", as provided (and defined) in paragraph 4B hereof, Seller shall concurrently therewith deliver an additional deposit of $150,000 (the
"Additional Escrow Deposit") to Escrow Holder. Each deposit to be made hereunder shall be made by a bank or cashier's check drawn on a major national money center banking institution reasonably acceptable to Seller (or by other delivery of good funds reasonably acceptable to Seller), and the amounts so deposited shall be held by Escrow Holder as a deposit against the Purchase Price in accordance with the terms and provisions of this Agreement. As used herein, the term "Escrow Deposit" means the Initial Escrow Deposit and, from and after the deposit thereof, the Additional Escrow Deposit, together with all interest earned on such deposits while the same are held in escrow hereunder. At all times in which the Escrow Deposit is being held by the Escrow Holder, the Escrow Deposit shall be invested by Escrow Holder in the following investments
("Approved Investments"): (i) an insured interest bearing account of a financial institution reasonably acceptable to Buyer and Seller, or (ii) such other manner as may be reasonably approved by Seller and Buyer. The Escrow Deposit shall be disposed of by Escrow Holder only as provided in this Agreement.

		B.	Independent Consideration.  Seller and Buyer
acknowledge and agree that One Hundred and No/100 Dollars
($100.00) of the Escrow Deposit (the "Independent Contract Consideration") shall be paid to Seller is terminated for any reason. Seller and Buyer acknowledge and agree that the Independent Contract Consideration has been bargained for and agreed to as additional consideration for Seller's execution and delivery of this Agreement. At "Closing" (as hereinafter defined), the Independent Contract Consideration shall be applied to the Purchase Price. Notwithstanding the foregoing to the contrary, the payment to Seller of such Independent Contract Consideration shall in no way limit, and are in addition to, any other rights or remedies of Seller hereunder (including, without limitation, disposition of the Escrow Deposit in accordance with paragraph 9 below).

		C.	Existing Debt.  Subject to the provisions of
paragraph 4C below, payment of a portion of the Purchase Price shall be evidenced by Buyer taking title to the Property subject to the "Existing Encumbrance" and the "Loan Documents"
(including, the "Existing Note") secured thereby (as such terms are defined in Exhibit "C" attached hereto and made a part hereof), such payment being in an amount equal to the outstanding principal balance of the Existing Note as of the "Closing Date" (as hereinafter defined). Assuming the Closing
Date occurs on September 4, 1997, the outstanding principal balance of the Existing Note is anticipated to be approximately $14,900,000.

		D.	Closing Payment.  The balance of the Purchase
Price (i.e., the Purchase Price less the sum of the Deposit and the amounts, if any, deemed paid pursuant to paragraph 3B above, as such amounts shall be adjusted by the prorations and credits specified herein) shall be paid by wire transfer of immediately available federal funds on the Closing Date as directed by Seller (the amount to be paid under this subparagraph D being herein called the "Closing Payment"). Assuming the Closing Date occurs in September, 1997, the
Closing Payment is anticipated to be approximately $29,200,000, less the Deposit and adjusted by the prorations and credits specified herein (i.e., $26,700,000, less the anticipated principal balance of the Existing Note of approximately
$14,900,000).

	4.	Conditions Precedent.

		A.	Title Matters.

			(1)	Title Report.  Seller has delivered a
commitment for title insurance ("Title Commitment") covering the Property from Ticor Title Insurance Company dated June 16, 1997 (which company, in its capacity as title insurer hereunder, is herein called the "Title Company"). In addition, Seller has delivered to Buyer an update of that certain survey of the Property dated February 23, 1995, and last revised July 25,
1997, prepared by Barge, Waggoner, Sumner & Cannon, Inc., which survey shall be certified to Buyer and the "Lender" (as hereinafter defined) and Title Company ("Survey"). If Buyer shall deliver the Approval Notice on or before the end of the Due Diligence Period, Buyer shall be deemed to have approved the exceptions to title shown on the Title Commitment and the matters disclosed on the Survey so long as the Title Commitment and Survey have been previously delivered to Buyer. Approval by Buyer of any additional exceptions to title or survey matters disclosed after the end of the Due Diligence Period shall be a condition precedent to Buyer's obligation to purchase the Property (Buyer hereby agreeing that its approval of such additional exceptions to title or survey matters shall not be unreasonably withheld). Unless Buyer gives written notice that it disapproves any such additional exceptions to title or survey matters, stating the exceptions so disapproved, on or before the sooner to occur of 5 days after receipt of written notice thereof or the Closing Date, Buyer shall be deemed to have approved said exceptions. If, for any reason, on or before the Closing Date, Seller does not cause any exceptions to title or survey matters which Buyer disapproves (to the extent Buyer is permitted hereunder to so disapprove) either to be removed or to obtain a title endorsement (if available) insuring over such disapproved matter on or before the Closing Date at no cost or expense to Buyer (Seller having the right but not the obligation to do so), the obligation of Seller to sell, and Buyer to buy, the Property as herein provided shall terminate (and Seller and Buyer shall have no further obligations in connection herewith).
 Buyer shall have the option to waive the condition precedent set forth in this Paragraph 4A(1) by notice to Seller. In the event of such waiver, such condition shall be deemed satisfied.

 			(2)	Exceptions to Title.  Buyer shall be
obligated to accept title to the Property, subject to the following exceptions to title:

				(a)	Real estate taxes and assessments not
yet due and payable;

				(b)	The Loan Documents; and

				(c)	Such exceptions to title as may be
approved or deemed approval by Buyer pursuant to the provisions of subparagraph A(1) above.

Conclusive evidence of the availability of such title shall be the willingness of Title Company to issue to Buyer on the Closing Date an owner's title insurance policy in the standard form issued in the State of Tennessee ("Owner's Policy"), in the face amount of the Purchase Price, which policy shows (i) title to the Property to be vested of record in Buyer, and (ii) the above exceptions to be the only exceptions to title.

		B.	Due Diligence Reviews.  Buyer shall have until
5:00 p.m. (Central time) on August 22, 1997 (the "Due Diligence Period") within which to perform and complete all of Buyer's due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Property, including all leases, documents relating to the existing financing (including
Loan Documents), service contracts, survey and title matters, and all physical, environmental and compliance matters and conditions respecting the Property. During the Due Diligence
Period, Seller shall provide Buyer with reasonable access to the Property upon reasonable advance notice and shall also make available to Buyer, upon reasonable advance notice, such leases, service contracts and other contracts respecting the Property as Buyer shall reasonably request (to the extent the same are in Seller's possession). Buyer shall promptly commence, and shall diligently and in good faith pursue, its due diligence review hereunder. Buyer shall at all times conduct its due diligence review, inspections and examinations in a manner so as to not cause damage, loss, cost or expense to Seller or the Property and so as to not interfere with or disturb any tenant at the Property, and Buyer will indemnify, defend, and hold Seller and the Property harmless from and against any such damage, loss, cost or expense (the foregoing obligation surviving any termination of this Agreement). Without limitation on the foregoing, in no event shall Buyer (a) make any intrusive physical testing (environmental, structural or otherwise) at the Property (such as soil borings, water samplings or the like) without Seller's express written consent; (b) contact any tenant of the Property without Seller's express written consent; and
(c) contact any governmental authority having jurisdiction over the Property without Seller's express written consent (which consent as to tenants and governmental authorities shall not be unreasonably withheld). Seller shall have the right, at its option, to cause a representative of Seller to be present at all inspections, reviews and examinations conducted hereunder.
Buyer shall promptly deliver to Seller true, accurate and complete copies of any written reports relating to the Property prepared for or on behalf of Buyer by any third party and in the event of termination hereunder, shall return all documents and other materials furnished by Seller hereunder. Buyer shall keep all information or data received or discovered in connection with any of the inspections, reviews or examinations strictly confidential. If, on or before the expiration of the Due
Diligence Period, based upon such review, examination or inspection, Buyer shall determine that it intends to proceed with the acquisition of the Property, then Buyer shall promptly notify Seller and Escrow Holder of such determination in writing
(such notice being herein called the "Approval Notice") and concurrently therewith Buyer shall deliver the Additional Escrow Deposit to Escrow Holder (and thereafter, Buyer shall have no further right to terminate this Agreement pursuant to this paragraph 4B). If, however, on or before the expiration of the Due Diligence Period, based upon such review, examination or inspection, Buyer shall determine in its sole and absolute discretion that it no longer intends to acquire the Property, then Buyer shall promptly notify Seller of such determination in writing (such notice being herein called the "Termination
Notice"), whereupon the Escrow Deposit shall be returned to Buyer and this Agreement, and the obligations of the parties hereunder, shall terminate. In the event that, on or before the expiration of the Due Diligence Period, Buyer shall fail to have delivered the Approval Notice to Seller (and concurrently therewith deposit the Additional Escrow Deposit with Escrow
Holder as provided for in this Agreement), Buyer shall be deemed to have elected not to proceed with the acquisition of the Property whereupon the Escrow Deposit shall be returned to Buyer and this Agreement, and the obligations of the parties hereunder, shall terminate.

		C.	Existing Loan Matters.  Receipt of the written
consent to the transactions contemplated herein from all parties whose consent to the assumption by Buyer of such Loan Documents is required thereunder, together with a release of Seller from any liability under the Loan Documents, and an "estoppel certificate" executed by The Prudential Insurance Company of America (the "Existing Lender") certifying that the Loan
Documents are in full force and effect and that no default exists thereunder, shall be conditions precedent to Seller's obligation to sell, and Buyer's obligation to purchase, the Property. To the extent required by the Existing Lender, Seller shall pay to the Existing Lender up to 1% of the outstanding principal balance of the Existing Note as a loan transfer fee or prepayment premium or fee. Seller shall pay any other transfer, assumption or other fees and costs (including reasonable attorneys' fees, but not attorneys' fees of Buyer's counsel) imposed by any of such parties with respect to such consent and assumption (including any loan transfer, assumption fee or prepayment premium in excess of 1% of the outstanding principal balance of the Existing Note) up to a maximum of $15,000.
Buyer shall reasonably cooperate with Seller in connection with such consent and assumption (and shall promptly deliver such information, including financial information, respecting Buyer or its principals as any of such parties may request). Seller's sole obligations in connection with the consent matters herein contemplated (unless Buyer agrees otherwise) shall be to utilize reasonable efforts to obtain such consents, and to reasonably cooperate with Buyer to the extent necessary, including, but not limited to, with respect to its efforts in connection with substitution of the letter of credit. If such consents are not obtained on or before the Closing Date, the obligation of Seller to sell, and Buyer to purchase, the Property shall terminate.
Seller's sole obligation hereunder with respect to obtaining an "estoppel certificate" from the Existing Lender shall be to utilize reasonable efforts to obtain such "estoppel certificate"
(such reasonable efforts not including any obligation to institute legal proceedings or to expend any additional monies therefor, other than for minor administrative charges).

		D.	Estoppel Certificates.  Receipt of estoppel
certificates ("Tenant Estoppel Certificates"), from (i) each tenant listed on Exhibit "D-1" attached hereto and made a part hereof, and (ii) from a sufficient number of the balance of the tenants at the Property so that Tenant Estoppel Certificates shall be received under clauses (i) and (ii) hereof with respect to not less than 80% of the net rentable square feet of space covered by leases in effect as of the Closing Date, shall be a condition precedent to Buyer's obligation to purchase the Property hereunder. Each Tenant Estoppel Certificate shall either be substantially in the form provided in Exhibit "D-2" attached hereto and made a part hereof or in the form, if any, prescribed in the applicable tenant lease. Seller's sole obligation hereunder shall be to utilize commercially reasonable efforts to obtain a Tenant Estoppel Certificate from each tenant at the Property (such reasonable efforts obligations not including any obligation to institute legal proceedings or to expend monies therefor), but such obligation shall not affect the provision of such Tenant Estoppel Certificates as a condition precedent to closing. In addition, it shall be a condition precedent to Buyer's obligation to close hereunder that, as of the Closing Date, Buyer shall have received an estoppel certificate addressed to Buyer from Seller with respect to those tenants which fail to deliver tenant estoppel certificates ("Seller's Estoppel Certificates") certifying the following: that the applicable lease is in full force and effect, that a true and complete copy of the applicable lease is attached to the applicable Seller's Estoppel Certificate; that neither the tenant nor the landlord under the applicable lease is in default thereunder; that the Seller's Estoppel Certificate states the present amount of annual base rent being paid by the tenant under the applicable lease and the commencement and termination dates under the applicable lease. A Seller's
Estoppel Certificate shall be of no further force and effect as to any tenant which delivers an Tenant Estoppel Certificate subsequent to Seller's delivery of the Seller's Estoppel Certificates to Buyer, provided such Tenant Estoppel Certificate is consistent in all material respects with the information with respect to such tenant contained in the applicable Seller's Estoppel Certificate previously delivered to Buyer.

		E.	Removal of Stained Soil.  The removal of certain
black stained soil located in the sump pits of the garage elevators at the Property, as the same was disclosed in a phase
I environmental report prepared by PSI for Buyer as project number 360-7E015 ("Buyer's Phase I"), shall be a condition precedent to Buyer's obligation to purchase the Property hereunder.

	5.	Closing Procedure.  The closing of the sale and
purchase herein provided (the "Closing") shall be consummated at a closing conference ("Closing Conference"), which shall be held on the Closing Date at Seller's offices at 900 North Michigan Avenue, Chicago, Illinois or through escrow through the mail.
As used herein, "Closing Date" means the date which is 15 days after the end of the Due Diligence Period, or such earlier date as may be agreed upon by Buyer and Seller; provided, however, if any of the conditions to closing set forth in paragraph 4C above are not satisfied on or before the Closing Date, and so long as Buyer shall not then be in default or have otherwise breached its obligations under this Agreement, Buyer and/or Seller shall have the right to extend the Closing Date for up to forty-five
(45) days in order to attempt to satisfy such conditions.

		A.	Escrow.  On or before the Closing Date, the
parties shall deliver to Title Company the following: (1) by Seller, a duly executed and acknowledged original limited warranty deed ("Deed") in the form of Exhibit "E" attached hereto and made a part hereof, and (2) by Buyer, the Closing Payment in immediately available federal funds. Such deliveries shall be made pursuant to escrow instructions ("Escrow Instructions") to be executed among Buyer, Seller and Title
Company in form reasonably acceptable to such parties in order to effectuate the intent hereof. The conditions to the closing of such escrow shall include the Title Company's receipt of the Deed, the Closing Payment and a notice from each of Buyer and Seller authorizing Title Company to close the transactions as contemplated herein (each of Buyer and Seller being obligated to deliver such authorization notice at the Closing Conference as soon as it is reasonably satisfied that the other party is in a position to deliver the items to be delivered by such other party under subparagraph B below).

		B.	Delivery to Parties.  Upon the satisfaction of
the conditions set forth in the Escrow Instructions, then
(x) the Deed shall be delivered to Buyer by Title Company's depositing the same for recordation, (y) the Closing Payment
(and the Escrow Deposit) shall be delivered by Title Company to Seller and (z) at the Closing Conference, the following items shall be delivered:

			(1)	Seller Deliveries.  Seller shall deliver to
Buyer the following:

				(a)	A duly executed and acknowledged bill
of sale, assignment and assumption agreement ("Assignment and Assumption Agreement") in the form of Exhibit "F" attached hereto and made a part hereof;

				(b)	Duly executed and acknowledged
certificates regarding the "non-foreign" status of Seller;

				(c)	Evidence reasonably satisfactory to
Buyer and Title Company respecting the due organization of Seller and the due authorization and execution of this Agreement and the documents required to be delivered hereunder;

				(d)	Appropriate documentation to evidence
the assignment and assumption of the Loan Documents as may be reasonably required in order to effectuate the release, assignment and assumption transactions respecting the Loan
Documents as contemplated in this Agreement;

				(e)	A certificate of Seller ("Seller
Closing Certificate") updating the representations and warranties contained in paragraph 7A hereof to the Closing Date, and noting any changes thereto;and

				(f)	Such additional documents as may be
reasonably required by Buyer and Title Company in order to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein).

			(2)	Buyer Deliveries.  Buyer shall deliver to
Seller the following:

				(a)	A duly executed and acknowledged
Assignment and Assumption Agreement;

				(b)	Evidence reasonably satisfactory to
Seller and Title Company respecting the due organization of Buyer and the due authorization and execution of this Agreement and the documents required to be delivered hereunder;

				(c)	Appropriate documentation to evidence
the assignment and assumption of the Loan Documents as may be reasonably required in order to effectuate the release, assignment and assumption transactions respecting the Loan
Documents as contemplated in this Agreement;

				(d)	A certificate of Buyer ("Buyer's
Closing Certificate") updating the representations and warranties contained in paragraph 7B hereof to the Closing Date, and noting any changes thereto;and

				(e)	Such additional documents as may be
reasonably required by Seller and Title Company in or to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein).

		C.	Closing Costs.  Seller shall pay (i) all of any
deed or other transfer taxes, mortgage taxes and sales or use taxes applicable to the transactions hereunder, (ii) the costs to update the Survey and (iii) one-half of any escrow or recording charges attributable to the Deed. Buyer shall pay (i) the title insurance premium for the Owner's Policy, as well as any portion of the title insurance premium attributable to any additional or extended coverage or endorsements requested by Buyer, (ii) one-half of any escrow or recording charges and
(iii) all fees, costs or expenses incurred by Buyer in connection with Buyer's due diligence reviews hereunder. Each of Seller and Buyer shall pay its own attorneys' fees and its respective share of prorations as hereinafter provided.
Notwithstanding the foregoing, in the event the sale contemplated hereby does not close on the Closing Date, then each party shall pay all costs incurred by it.

		D.	Prorations.

			(1)	Items to be Prorated.  The following shall
be prorated between Seller and Buyer as of the Closing Date:

				(a)	All real estate taxes and assessments
on the Property for the current year on a per diem basis. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. If any assessments on the Property are payable in installments, then the installment for the current period shall be prorated (with Buyer assuming the obligation to pay any installments due after the Closing Date).

				(b)	All fixed and additional rentals under
the leases, security deposits and other tenant charges. Seller shall deliver or provide a credit in an amount equal to all prepaid rentals for periods after the Closing Date and all refundable security deposits (to the extent the foregoing are not applied or forfeited prior to the Closing Date) to Buyer on the Closing Date. Rents which are delinquent as of the Closing
Date shall not be prorated on the Closing Date. Buyer shall include such delinquencies in its normal billing and shall diligently pursue the collection thereof in good faith after the Closing Date (but Buyer shall not be required to litigate or declare a default in any lease). To the extent Buyer receives rents on or after the Closing Date, such payments shall be applied first toward then current rent owed to Buyer in connection with the applicable lease for which such payments are received, and any excess monies received shall be applied toward the payment of any delinquent rents, with Seller's share thereof being promptly delivered to Seller. Buyer may not waive any delinquent rents nor modify a lease so as to reduce or otherwise affect amounts owed thereunder for any period in which Seller is entitled to receive a share of charges or amounts without first obtaining Seller's written consent. Seller hereby reserves the right to pursue any monetary remedy against any tenant owing delinquent rents and any other amounts to Seller. Buyer shall reasonably cooperate with Seller in any collection efforts hereunder (but shall not be required to litigate or declare a default in any lease). With respect to delinquent rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all rights relating thereto.

				(c)	Interest and any other payments, fees
and charges owed under the Loan Documents, including, but not limited to, any amounts owed to the Existing Lender, loan administrator or any other party thereunder.

				(d)	On or before the Closing Date, Seller
shall pay or cause to be paid (or there shall be escrowed for payment at closing) all tenant improvement costs and leasing and brokerage commissions which are payable with respect to Tenant
Leases affecting such Property executed prior to the date hereof
(including those costs and commissions set forth on Exhibit "H-
2" hereto, but excluding the tenant improvement costs due with respect to the GSA-OHA lease), whether the same are due on or prior to the Closing Date or payable in installments subsequent thereto and including any portion thereof due upon any renewals of any such Tenant Lease or options to lease additional space but only if such renewal or additional space option commences prior to the date of this Agreement. Buyer shall assume the payment of all tenant improvement costs and leasing and brokerage commissions which are or may hereafter become due with respect to (i) any renewals of any Tenant Leases or options to lease additional space under any Tenant Leases if such renewals or additional space options are exercised and commence or arise after the date of this Agreement so long as Buyer has received copies of all commission agreements for such renewals or additional space options prior to the date of this Agreement,
(ii) the GSA-OHA lease, and (iii) any Tenant Leases hereinafter executed prior to the closing with Buyer's written consent.

				(e)	All operating expenses.

			(2)	Calculation.  The prorations and payments
shall be made on the basis of a written statement submitted to Buyer and Seller by Escrow Holder prior to the Close of Escrow and approved by Buyer and Seller. In the event any prorations or apportionments made under this subparagraph D shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same provided written notice of such inaccuracy and request for correction is given within six months after the date hereof. Any item which cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available, but not later than six months after the date hereof.

			(3)	Reimbursement of Tenant Improvement and
Leasing Costs.  Buyer agrees that it will pay or reimburse
Seller or the tenant, as applicable, for all tenant improvement and leasing commission obligations of the landlord under any leases entered into after the date hereof in accordance with paragraph 7D(3) below, and the GSA/OHA lease (with any amounts due to Seller being credited on the Closing Date).

	6.	Condemnation or Destruction of Property.  In the event
that, after the date hereof but prior to the Closing Date, either any portion of the Property is taken pursuant to eminent domain proceedings or any of the improvements on the Property are damaged or destroyed by any casualty, Seller shall have no obligation to repair or replace any such damage or destruction.
 Seller shall, upon consummation of the transaction herein provided, assign to Buyer all claims of Seller respecting any condemnation or casualty insurance coverage, as applicable, and all condemnation proceeds or proceeds from any such casualty insurance received by Seller on account of any casualty (the damage from which shall not have been repaired by Seller prior to the Closing Date), and shall credit the Purchase Price for any applicable deductible relating thereto, as applicable;
provided, however, that Seller shall retain any proceeds received (and the right to receive any proceeds) of rental income insurance or a temporary taking award that are attributable to a period prior to the Closing Date. In the event the condemnation award or the cost of repair of damage to the Property on account of a casualty, as applicable, shall exceed $100,000, Buyer may, at its option, terminate this Agreement by notice to Seller, given on or before the Closing
Date.

	7.	Representations, Warranties and Covenants.

		A.	Representations, Warranties and Covenants of
Seller.

			(1)	General Disclaimer.  Except as specifically
set forth in Paragraph 7A(2) below, the sale of the Property hereunder is and will be made on an "as is" basis, without representations and warranties of any kind or nature, express, implied or otherwise, including, but not limited to, any representation or warranty concerning title to the Property
(except to the extent any warranties of title are specifically contained in the Deed), the physical condition of the Property
(including, but not limited to, the condition of the soil or the Improvements), the environmental condition of the Property
(including, but not limited to, the presence or absence of hazardous substances on or respecting the Property), the compliance of the Property with applicable laws and regulations
(including, but not limited to, zoning and building codes or the status of development or use rights respecting the Property), the financial condition of the Property or any other representation or warranty respecting any income, expenses, charges, liens or encumbrances, rights or claims on, affecting or pertaining to the Property or any part thereof. Buyer acknowledges that, during the Due Diligence Period, Buyer will examine, review and inspect all matters which in Buyer's judgment bear upon the Property and its value and suitability for Buyer's purposes. Except as to matters specifically set forth in Paragraph 7A(2) below, Buyer will acquire the Property solely on the basis of its own physical and financial examinations, reviews and inspections and the title insurance protection afforded by the Owner's Policy; provided, however, that the foregoing shall in no way affect or limit those warranties of title specifically contained in the Deed. Without limitation thereon, Buyer hereby waives any and all rights of contribution or other rights or remedies against Seller under the Commercial Environmental Responsibility Compensation and
Liability Act or any other applicable environmental laws, rules or regulations.

			(2)	Limited Representations and Warranties of
Seller. Subject to the provisions of Paragraph 7A(1) above, Seller hereby represents and warrants that, except as set forth in Exhibit "G" attached hereto and made a part hereof, Seller has no knowledge that any of the following statements is untrue
(and, for this purpose, Seller's knowledge shall mean only the present actual knowledge of Brian K. Ellison, Vice President of JMB Realty Corporation and portfolio manager overseeing the investment of Seller in the Property (after having made inquiry of Seller's third party property manager with respect to the representations and warranties contained in this Agreement):

				(a)	Rent Roll.  Attached as Exhibit "H-1"
and made a part hereof is a true, complete and accurate list, as of the date thereof, of all tenant leases respecting the
Property ("Rent Roll"), and Seller has not received any written notice of a material default under any of such tenant leases that remains uncured.  Except as disclosed in the Rent Roll, no
Tenant Lease has been modified, altered or amended in any
respect.  There are no leases, tenancies or other rights of
occupancy or use for any portion of the Property other than as set forth in the Rent Roll.  Except as set forth in Exhibit "H-
2" attached hereto and made a part hereof (the "Additional
Tenant Information List"), there are no outstanding tenant
improvement or leasing commission obligations of the landlord
under the Tenant Leases.   In addition, the Additional Tenant
Matter List accurately sets forth amount of any security deposit paid by the tenant under each Tenant Lease. Notwithstanding anything to the contrary contained herein, Seller shall have no obligation or liability to Buyer with respect to any of the foregoing matters which shall be confirmed as correct in any Tenant Estoppel Certificate which may be delivered hereunder.

				(b)	Litigation.  There is no pending
action, litigation, condemnation or other proceeding against the Property or against Seller with respect to the Property.

				(c)	Compliance.  Seller has received no
written notice from any insurance company, governmental authority or agency having jurisdiction over the Property (i) regarding any violation of any restrictive covenant or deed restriction affecting the Property and/or to the effect that the Property is not in compliance with applicable laws or ordinances, or (ii) regarding any pending or threatened condemnation proceedings.

				(d)	Service Agreements.  Other than those
which are cancelable on 30 days' notice, Seller has not entered into any service agreements or contracts ("Service Agreements") or other agreements (other than as set forth in this Agreement) relating to the Property which will be in force on the Closing
Date, except as described in Exhibit "I" attached hereto, and Seller has not received any written notice of any material default thereunder that remains uncured. If Buyer requests during the Due Diligence Period, any such Service Agreements will be terminated at Closing; provided, however, that Buyer shall be responsible for paying any termination fees or costs associated therewith.

				(e)	Due Authority.  This Agreement and all
agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Seller. Seller is a partnership, duly organized and validly existing under the laws of the State of Illinois, and is duly authorized and qualified to do all things required of it under this Agreement. Seller has the capacity and authority to enter into this Agreement and consummate the transactions herein provided.

				(f)	Environmental Matters.  Except as set
forth in the reports described in Exhibit "J" attached hereto and made a part hereof (the "Environmental Reports"), and in Buyer's Phase I, there has been no release of any material known to Seller to be a "Hazardous Material" at, upon, under or within the Property, in an amount which would, as of the date hereof, give rise to an "Environmental Compliance Cost". The term
"Hazardous Material" shall mean asbestos, petroleum products, and any other hazardous waste or substance which has, as of the date hereof, been determined to be hazardous or a pollutant by the U.S. Environmental Protection Agency, the U.S. Department of
Transportation, or any instrumentality authorized to regulate substances in the environment which has jurisdiction over the Property ("Environmental Agency") which substance causes the Property (or any part thereof) to be in material violation of any applicable environmental laws; provided, however, that the term "Hazardous Material" shall not include (x) motor oil and gasoline contained in or discharged from vehicles not used primarily for the transport of motor oil or gasoline, or
(y) materials which are stored or used in the ordinary course of a tenant's occupancy at (or the Company's, or the Company's managing agents' operation of) the Property, and which are stored, used, held, or disposed of in compliance with all applicable environmental laws. The term "Environmental
Compliance Cost" means any reasonable out-of-pocket cost, fee or expense exceeding $2,500 and incurred directly to satisfy any requirement imposed by an Environmental Agency to bring the Property into compliance with applicable Federal, State and local laws and regulations directly relating to the existence on the Property of any Hazardous Material.

				(g)	Loan Documents.  The loan documents
described in Exhibit "K" attached hereto and made a part hereof constitute all of the documents which relate to the Existing
Encumbrance. Seller has not received any written notice of a material default under the Loan Documents that remains uncured.

				(h)	Operating Statements.  The operating
statements delivered to Buyer have been prepared by or on behalf of Seller in the ordinary course of business.

		B.	Representations and Warranties of Buyer.  Buyer
hereby represents and warrants that this Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Buyer are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Buyer; Buyer is a limited partnership, duly organized and validly existing and in good standing under the laws of the State of Delaware, and is duly authorized and qualified to do all things required of it under this Agreement;
and Buyer has the capacity and authority to enter into this Agreement and consummate the transactions herein provided.

		C.	Survival.  Any cause of action of a party for a
breach of the foregoing representations and warranties shall survive until December 15, 1997, at which time such representations and warranties (and any cause of action resulting from a breach thereof not then in litigation) shall terminate. Notwithstanding the foregoing, if Buyer shall have actual knowledge as of the Closing Date that any of the representations or warranties of Seller contained herein are false or inaccurate or that Seller is in breach or default of any of its obligations under this Agreement, and Buyer nonetheless closes the transactions hereunder and acquires the Property, then Seller shall have no liability or obligation respecting such false or inaccurate representations or warranties or other breach or default (and any cause of action resulting therefrom shall terminate upon such closing hereunder).

		D.	Interim Covenants of Seller.  Until the Closing
Date or the sooner termination of this Agreement:

			(1)	Seller shall maintain the Property in the
same manner as prior hereto pursuant to its normal course of business (such maintenance obligations not including extraordinary capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty or other events beyond the control of Seller. Seller shall maintain current insurance coverage (or substantially equivalent coverage) in place at the Property. Seller will not initiate or knowingly permit (unless required by applicable law or an existing agreement affecting the Property) any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property to use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances. Seller will not impose any restrictive covenants on the Property or execute or file any subdivision plat affecting the Property.

			(2)	Seller shall not enter into any additional
service contracts or other similar agreements without the prior consent of Buyer, except those deemed reasonably necessary by Seller which are cancelable on 30 days' notice without premium or penalty.

			(3)	Seller shall have the right to continue to
offer the Property for lease in the same manner as prior hereto pursuant to its normal course of business and, upon request, shall keep Buyer reasonably informed as to the status of leasing prior to the Closing Date. After the Effective Date (unless
Buyer shall have theretofor delivered a termination notice hereunder), Seller shall not enter into any new leases or material modifications of existing leases thereafter without the consent of Buyer (which consent will not be unreasonably withheld or materially delayed). In no event shall Seller have any obligation to enter into any new lease or modify any existing lease unless Buyer shall agree to pay or reimburse
Seller on the Closing Date for all tenant improvement costs and leasing commissions incurred by Seller under or in connection therewith (Buyer's agreement to pay or reimburse for such amounts not to be unreasonably withheld).

			(4)	Subject to the terms and conditions of
paragraph 4B above, during normal business hours with 24 hours prior notice to Seller, prior to Closing, Seller agrees to give
Buyer and its agents and representatives reasonable access to the Property and the books and records directly relating to the ownership, management, maintenance and operations of the Property and all documents (other than those containing proprietary information) in the possession or control of Seller.

	9.	DISPOSITION OF DEPOSIT.  IF THE TRANSACTION HEREIN
PROVIDED SHALL NOT BE CLOSED BY REASON OF SELLER'S DEFAULT UNDER THIS AGREEMENT OR THE FAILURE OF SATISFACTION OF THE CONDITIONS DESCRIBED IN PARAGRAPH 4 HEREOF OR THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH PARAGRAPH 6 HEREOF, AND BUYER SHALL NOT HAVE DEFAULTED UNDER THIS AGREEMENT, THEN THE ESCROW DEPOSIT SHALL BE RETURNED TO BUYER, AND NEITHER PARTY SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO THE OTHER; PROVIDED, HOWEVER, IF THE TRANSACTIONS HEREUNDER SHALL FAIL TO CLOSE SOLELY BY
REASON OF A MATERIAL DEFAULT BY SELLER, AND BUYER SHALL HAVE
FULLY PERFORMED ITS OBLIGATIONS HEREUNDER AND SHALL BE READY, WILLING AND ABLE TO CLOSE, THEN BUYER SHALL BE ENTITLED TO
EITHER (1) TERMINATE THIS AGREEMENT, RECEIVE A RETURN OF THE ESCROW DEPOSIT AND TO OBTAIN REIMBURSEMENT FROM SELLER FOR
BUYER'S ACTUAL OUT-OF-POCKET EXPENSES PAID TO UNAFFILIATED THIRD PARTIES IN CONNECTION WITH ITS DUE DILIGENCE REVIEWS HEREUNDER (SUCH REIMBURSEMENT OBLIGATION NOT TO EXCEED $20,000 IN THE AGGREGATE), OR (2) SPECIFICALLY ENFORCE THIS AGREEMENT (BUT NO OTHER ACTION, FOR DAMAGES OR OTHERWISE, SHALL BE PERMITTED). IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL NOT CLOSE FOR
ANY REASON OTHER THAN THE FAILURE OF SATISFACTION OF THE CONDITIONS DESCRIBED IN PARAGRAPH 4 HEREOF OR THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH PARAGRAPH 6 HEREOF OR THE DEFAULT OF SELLER, THEN THE ESCROW DEPOSIT SHALL BE DELIVERED TO SELLER AS FULL COMPENSATION AND LIQUIDATED DAMAGES UNDER AND IN CONNECTION WITH THIS AGREEMENT. IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL CLOSE, THE ESCROW DEPOSIT SHALL BE APPLIED AS A PARTIAL PAYMENT OF THE PURCHASE PRICE. IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLER WILL INCUR EXPENSE IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT THE PROPERTY WILL BE REMOVED FROM THE MARKET; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN THE EXTENT OF DETRIMENT TO SELLER CAUSED BY THE BREACH BY BUYER UNDER THIS AGREEMENT AND THE FAILURE OF THE
CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT
OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT
OF BUYER'S BREACH OR DEFAULT. IN THE EVENT THE SALE OF THE PROPERTY SHALL NOT BE CONSUMMATED ON ACCOUNT OF BUYER'S DEFAULT, THEN THE RETENTION OF THE ESCROW DEPOSIT SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT BY REASON OF SUCH DEFAULT, SUBJECT TO THE PROVISIONS OF PARAGRAPH 9I HEREOF.


		Seller's Initials			Buyer's Initials

	9.	Miscellaneous.

		A.	Brokers.

		(1)	Except as provided in subparagraph (2) below,
Seller represents and warrants to Buyer, and Buyer represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker's or finder's fee or commissions in connection herewith, then Seller shall indemnify and defend
Buyer from the same if it shall be based upon any statement or agreement alleged to have been made by Seller, and Buyer shall indemnify and defend Seller from the same if it shall be based upon any statement or agreement alleged to have been made by Buyer. The indemnification obligations under this Paragraph
9A(1) shall survive the closing of the transactions hereunder or the earlier termination of this Agreement.

		(2)	If and only if the sale contemplated herein
closes, Seller agrees to pay a brokerage commission to Richard
Ellis, LLC (the "Broker") pursuant to a separate written agreement. The foregoing payment shall be the sole commission, fee or payment payable to Broker in connection with the transactions hereunder.

		B.	Limitation of Liability.

			(1)	Notwithstanding anything to the contrary
contained herein, if the closing of the transactions hereunder shall have occurred (and Buyer shall not have waived, relinquished or released any applicable rights in further limitation), the aggregate liability of Seller arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement (or any document executed or delivered in connection herewith) shall not exceed $750,000; provided that, the foregoing shall not limit the liability of Seller arising from or out of Seller's affirmative fraud in connection with the representations, warranties, indemnifications, covenants or other obligations of Seller under this Agreement (or any document executed or delivered in connection herewith).

			(2)	No constituent partner in or agent of
Seller, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Seller (including, but not limited to, JMB Realty Corporation) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Buyer, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability.
 Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Seller (or in any other constituent partner of Seller), nor any obligation of any constituent partner in Seller (or in any other constituent partner of Seller) to restore a negative capital account or to contribute capital to Seller (or to any other constituent partner of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other constituent partner (and neither Buyer nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligation to restore or contribute).

			(3)	No constituent partner in or agent of Buyer,
nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Buyer shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Seller and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Buyer's assets for the payment of any claim or for any performance, and Seller, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability.
 Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Buyer (or in any other constituent partner of Buyer), nor any obligation of any constituent partner in Buyer (or in any other constituent partner of Buyer) to restore a negative capital account or to contribute capital to Buyer (or to any other constituent partner of Buyer), shall at any time be deemed to be the property or an asset of Buyer or any such other constituent partner (and neither Seller nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligation to restore or contribute).

			(4)	Notwithstanding the foregoing, (i) if Seller
or its successor-in-interest shall fail to retain reserves of at least $850,000 at the time of closing hereunder or (ii) if
during the period commencing on the Closing Date and ending on
December 15, 1997 (the "Survival Period"), Seller or its
successor-in-interest shall utilize such reserves for any
purpose other than the payment of claims, expenses, liabilities or attorneys' fees of Seller or such successor-in-interest
(including any amounts incurred in connection with resolving or defending any claim of liability hereunder) with respect to a breach or alleged breach of the representations, warranties, indemnifications, covenants or other obligations (whether
express or implied) of Seller under this Agreement (or any
document executed or delivered in connection herewith), or is otherwise related to, connected with or concerns the Property in any manner (collectively, the "Specified Liabilities"), then subject to the terms and conditions of this Agreement, Buyer may, during the Survival Period, look to the assets of JMB
Realty Corporation, as the general partner of Seller, for the payment of any Specified Liabilities; provided, however, the aggregate liability of JMB Realty Corporation in connection
therewith shall not exceed $750,000 in the aggregate and shall be further limited as follows:
			(x)	with respect to the initial reserve amount,
such liability shall be limited to the lesser of the amount by which $850,000 exceeds the amount actually reserved by Seller or its successor-in-interest in closing hereunder, and $750,000; or

			(y)	during the Survival Period, such liability
shall be limited to the lesser of the amount of such reserves which, during the Survival Period, are utilized for purposes other than the payment of the Specified Liabilities, and $750,000.

		C.	Entire Agreement.  This Agreement contains the
entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters. This Agreement may not be modified or amended except by written agreement signed by both parties.

		D.	Time of the Essence.  Time is of the essence of
this Agreement.

		E.	Interpretation.  Paragraph headings shall not be
used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto.

		F.	Governing Law.  This Agreement shall be construed
and enforced in accordance with the laws of the State of Illinois.

		G.	Successors and Assigns.  Buyer may not assign or
transfer its rights or obligations under this Agreement without the prior written consent of Seller (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder); provided, however, Buyer may assign its interest in this Agreement to a limited partnership in which Buyer is the managing general partner and has not less than a 51% interest in capital and profits in such limited partnership. No consent given by Seller to any transfer or assignment of Buyer's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

		H.	Notices.  Any notice which a party is required or
may desire to give the other shall be in writing and shall be sent by personal delivery or by mail (either [i] by United
States registered or certified mail, return receipt requested, postage prepaid, or [ii] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

			To Buyer:

			Parkway Properties, L.P.
			One Jackson Place
			188 East Capitol Street, Ste. 1000
			Jackson, MS  39201-2195
			Attention:	David Fowler
			Facsimile:	(601) 352-1441


			With Copy To:

			Forman, Perry, Watkins, Krutz & Tardy
			1200 One Jackson Place
			188 E. Capitol Street
			Jackson, Mississippi 39201
			Attention:	Steven Hendrix, Esq.
			Facsimile:	(601) 960-8609
			Telephone:	(601) 960-8600

			To Seller:

			c/o JMB Realty Corporation
			900 North Michigan Avenue
			12th Floor
			Chicago, Illinois 60611
			Attention: 	Mr. Brian Ellison
			Facsimile:	(312) 915-2343
			Telephone:	(312) 915-2399

			With Copy To:

			Pircher, Nichols & Meeks
			1999 Avenue of the Stars
			Suite 2600
			Los Angeles, California 90067
			Attention: 	Real Estate Notices (GML)
			Facsimile:	(310) 201-8922
			Telephone:	(310) 201-8900

			And To:

			Richard Ellis, LLC
			Three First National Plaza
			Chicago, Illinois  60602
			Attention:	Mr. Jeffrey Bramson
			Facsimile:	(312) 899-8923
			Telephone:	(312) 899-1900


Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.

		I.	Legal Costs.  The parties hereto agree that they
shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if either Buyer or Seller brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees, expenses and costs of investigation actually incurred. The foregoing includes, but is not limited to, attorneys' fees, expenses and costs of investigation
(including, without limitation, those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.

		J.	Counterparts.  This Agreement may be executed in
one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

		K.	SEC Requirements.  If required by rules of the
Securities and Exchange Commission, Seller grants Buyer the right, at Buyer's sole expense, to prepare an audited income statement of the Property for the most recent fiscal year(s) as specified by Rule 3-14 of Regulation S-X under the Securities
Act of 1933 and the Securities Exchange Act of 1934, and Seller shall reasonably cooperate, at Buyer's expense, in making available any and all such other data and financial information which shall be available to Seller (including, without limitation, data and information obtainable from Seller's management agent for the Property) in connection with Buyer's disclosure obligations as a public company subject to the rules and regulations of the Securities and Exchange Commission.

	10.	Indemnification.

	A.	By Buyer.  Buyer shall hold harmless, indemnify and
defend Seller and its constituent partners from and against:
(1) any and all third party claims for Buyer's torts or breaches of contract related to the Property and occurring on or after the Closing Date,
(2) any and all loss, damage and third party claims in any way arising from Buyer's inspections or examinations of the Property prior to the Closing Date, and (3) all costs and expenses, including reasonable attorney's fees incurred by Seller as a result of the foregoing.

		B.	By Seller.  Seller shall hold harmless, indemnify and
defend Buyer and its constituent partners from and against:  (1)
any and all third party claims for Seller's torts or breaches of contract related to the Property and occurring prior to the Closing Date, and
(2) all costs and expenses, including reasonable attorney's fees incurred by Buyer as a result of the foregoing. The foregoing indemnity shall not cover any matters relating to title or marketability of the Property (Buyer relying on the coverage provided by the Owner's Policy as to such matters.)

	C.	Generally.  Each indemnification under this Agreement
shall be subject to the following provisions: The indemnitee shall notify indemnitor of any such claim against indemnitee within thirty (30) days after it has notice of such claim, but failure to notify indemnitor shall in no case prejudice the rights of indemnitee under this Agreement unless indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice. Should indemnitor fail to discharge or undertake to defend indemnitee against such liability within 10 days after the indemnitee gives the indemnitor written notice of the same, then indemnitee may settle such liability, and indemnitor's liability to indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by indemnitee in effecting such settlement.

THE SUBMISSION OF THIS AGREEMENT FOR EXAMINATION IS NOT
INTENDED TO NOR SHALL CONSTITUTE AN OFFER TO SELL, OR A RESERVATION OF, OR OPTION OR PROPOSAL OF ANY KIND FOR THE PURCHASE OF THE PROPERTY. IN NO EVENT SHALL ANY DRAFT OF THIS AGREEMENT CREATE ANY OBLIGATION OR LIABILITY, IT BEING UNDERSTOOD THAT THIS AGREEMENT SHALL BE EFFECTIVE AND BINDING ONLY WHEN A COUNTERPART HEREOF HAS BEEN EXECUTED AND DELIVERED BY EACH PARTY HERETO TO ESCROW HOLDER. ESCROW HOLDER SHALL DATE THIS AGREEMENT WITH THE DATE ON WHICH ESCROW HOLDER SHALL HAVE RECEIVED THIS AGREEMENT EXECUTED BY

BOTH BUYER AND SELLER (AND SUCH DATE SHALL BE THE "EFFECTIVE
DATE" FOR PURPOSES HEREOF).

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

				SELLER:

				CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIII, an Illinois limited partnership

				By:	JMB REALTY CORPORATION,
   					a Delaware corporation,
			   		General Partner

				By:   ________________________
				Name:  _______________________
				Title: _______________________

					BUYER:


					PARKWAY PROPERTIES, L.P.,
					a Delaware limited partnership

					By:	PARKWAY PROPERTIES GENERAL
     				PARTNERS, INC.,
					   	a Delaware corporation

						By:	   _________________________
						Name:  _________________________
						Title: _________________________

						By:	   _________________________
						Name:  _________________________
						Title: _________________________


                     ESCROW HOLDER'S ACKNOWLEDGEMENT


	The undersigned hereby executes this Agreement to evidence its agreement to act as Escrow Holder in accordance with the terms of this Agreement.


Effective Date: ________, 1997		TICOR TITLE INSURANCE
COMPANY,
						a _______________________________

						By:______________________________

						Name:____________________________

     	Title:___________________________
					       				"Escrow Holder"



                                   EXHIBIT LIST


	"A" - Property Description

	"B" - Personal Property

	"C" - Description of Loan Documents

	"D-1" - List of Required Tenants

	"D-2" - Form of Tenant Estoppel Certificate

	"E" - Deed

	"F" - Assignment and Assumption Agreement

	"G" - Exceptions to Seller's Representations and Warranties

	"H-1" - Rent Roll

	"H-2" - Additional Tenant Information List

	"I" - Service Agreements

	"J" - Environmental Reports



                              EXHIBIT "B"

                      LIST OF PERSONAL PROPERTY


                            (SEE ATTACHED)



                               EXHIBIT "C"

                     DESCRIPTION OF LOAN DOCUMENTS


1.	Promissory Note dated April 28, 1995 from Seller to Lender.

2.	Deed of Trust and Security Agreement dated as of April 28,
1995 by Seller in 		favor of Lender.

3.	Assignment of Leases and Rents dated as of April 28, 1995,
from Seller to			Lender.

4.	Affidavit of Title dated April 28, 1995, from Seller to
Lender.

5.	Closing Certification dated April 28, 1995, from Seller to
Lender.

6.	Uniform Commercial Code Financing Statement by Seller in
favor of Lender and filed 	with the Secretary of State of the
State of Tennessee.

7.	Uniform Commercial Code Financing Statement by Seller in
favor of Lender and 	recorded with the Knox County
Registrar's Office.

8.	ERISA Certification dated as of April 28, 1995, from Seller
to Lender.

9.	Escrow Agreement dated as of April 28, 1995, among Seller,
Lender and LaSalle 	National Trust, N.A.



                             EXHIBIT "D-1"

                       LIST OF REQUIRED TENANTS


1.	First Tennessee
2.	Lacy & Winchester
3.	Paine, Swiney & Tarwater
4.	GSA-OHA
5.	GSA-Bankruptcy
6.	Coopers & Lybrand
7.	Watson, Hollan & Reeves
8.	Wagner, Myers & Sanders
9.	FIS Associates
10.	Barger, Wagoner & Sumner
11.	McCambell & Young
12.	Jenkins & Jenkins
13.	Merrill Lynch
14.	Tennessee Valley Title Insurance
15.	Arnett, Draper & Hagood
16.	Kramer, Rayson & McVeigh
17.	Prudential Securities
18.	Club LeConte
19.	Sir Speedy
20.	J.C. Bradford
21.	Lunchbox
22.	Rainwater, Humble & Vowell
23.	Emporium
24.	McCord & Troutman, P.C.



                              EXHIBIT "D-2"

                  FORM OF TENANT ESTOPPEL CERTIFICATE

                           (SEE ATTACHED)


                            EXHIBIT "E"

                           FORM OF DEED

                          (SEE ATTACHED)



                            EXHIBIT "F"

                  FORM OF ASSIGNMENT AND ASSUMPTION

                            (SEE ATTACHED)



                             EXHIBIT "G"

          EXCEPTIONS TO SELLER'S REPRESENATIONS AND WARRANTIES


                                None.


                             EXHIBIT "H-1"

                              RENT ROLL

                            (SEE ATTACHED)



                             EXHIBIT "H-2"

                     ADDITIONAL TENANT INFORMATION

                            (SEE ATTACHED)


                         FIRST TENNESSEE PLAZA

             OUTSTANDING TENANT IMPROVEMENT OBLIGATIONS

First Tennessee Bank		$500,000	       		1999

Merrill Lynch		      	$70,500		        	Processed

Merrill Lynch		      	$44,220	        		2001

GSA/OHA		           		$500,000 (est.) 		November 1997/January 1998

Emporium			          	$5,218	         		By lease end

First Tennessee Bank		$8,762.74	      		August 1997-Window	Blinds

Sir Speedy	        			$36,000        			Sept./Oct. 1997

Sir Speedy        				$7,500         			New Wall

Rainwater         				$10,912        			By lease end

Barge Waggoner     			$80,455        			Aug./Oct. 1997
				                 	$22,000	        		January 1999

J.C. Bradford	      		$123,784        		Sept./Oct. 1997

Club LeConte	       		$40,000        			Sept./Oct. 1997


                               EXHIBIT "I"

                        LIST OF SERVICE AGREEMENTS

                             (SEE ATTACHED)



                              EXHIBIT "J"

                     LIST OF ENVIRONMENTAL REPORTS


1.	Phase I Environmental Assessment dated December 14, 1994
and prepared by Versar.




                         PURCHASE AND SALE AGREEMENT

                                   between

                            MORGAN PROPERTIES, LLC

                                     and

                          PARKWAY PROPERTIES, L.P.

                                AUGUST 28, 1997





               PURCHASE AND SALE AGREEMENT


 This Purchase and Sale Agreement ("Agreement") is made and entered into on or as of the Effective Date (as defined in Section ), by and between Morgan Properties, LLC, a Tennessee limited liability company ("Seller") and Parkway Properties, L.P., a Delaware limited partnership ("Purchaser").

	WHEREAS, Seller is the lessee of a parcel of land located at Fifty Front Street, Memphis, Shelby County, Tennessee, as more specifically described on Exhibit (a) attached hereto (the
"Land"); and

	WHEREAS, there are certain real property improvements in, on or under the Land consisting principally, but not exclusively, of an office building known as "Morgan Keegan
Tower" (collectively, the "Improvements"); and

	WHEREAS, Seller is the owner of the Improvements; and

	WHEREAS, Seller desires to sell, transfer, assign and convey to Purchaser, and Purchaser desires to purchase and acquire from Seller all of Seller's right, title and interest in and to the Land, Improvements, and the Personal Property (as defined below) pursuant to the terms and conditions set forth herein.

	NOW, THEREFORE, in consideration of the premises, and the mutual covenants, agreements, representations and warranties contained in this Agreement, and intending to be legally obligated, Purchaser and Seller agree as follows:

                            I. 	ARTICLE

                         PURCHASE AND SALE

1.1 	  Purchase and Sale.  Subject to the provisions of,
and on the basis of the covenants, agreements, representations and warranties contained in this Agreement, Seller agrees to sell, transfer, assign and convey all of its right, title and interest in and to the Real Property and the Personal Property, as each are defined below (collectively referred to as the "Project") to Purchaser, and Purchaser agrees to purchase and acquire the Project from Seller (this "Transaction").

1.1  	  Real Property Identified.  As used herein, the "Real
Property" shall mean:

(a) 	  Description of Land.  The real estate described in
Exhibit (a) attached hereto (the "Land").

(a) 	  Description of Improvements.  The Improvements,
including Morgan Keegan Tower, Memphis, Tennessee containing approximately 334,668 rentable square feet and Seller's rights as lessee of 350 parking spaces within Tower Place Parking Garage, together with all building materials, fixtures, heating, ventilation and air conditioning systems, canopies, sidewalks, walkways, planters and landscape materials, and all other real property improvements owned or leased by Seller and located in, on or under the Land or related to, used or available for use in the ownership, conduct, operation or maintenance of the Real Property.

(a) 	  Rights and Appurtenances.  All and singular, the
rights and appurtenances pertaining to the Real Property, including, but not limited to, any right, title and interest of Seller in and to adjacent streets, roads, alleys, easements and rights-of-way.

1.1 	  Personal Property Identified.  As used herein, the
"Personal Property" shall mean:

(a) 	  Description of Tangible Personal Property.  The
tangible Personal Property consists of all material tangible personal property located on or attached to the Real Property and owned by Seller and used or available for use by Seller in the ownership, operation and/or management of the Real Property and in the repair, operation and maintenance of the Project, including, without limitation, all of Seller's right, title and interest in all equipment, tools, machinery, furniture, furnishings, office and other supplies, inventories, spare parts and other tangible personal property located on or attached to the Real Property. The tangible Personal Property specifically includes all tangible personal property located in any management office at the Real Property owned or leased by Seller. The tangible Personal Property is generally described
on Exhibit   attached hereto.

(a) 	  Description of Intangible Personal Property.  The
intangible Personal Property consists of all material intangible personal property owned by Seller and used by Seller in connection with the operation and/or management of the Real Property and in the repair, operation and maintenance of the Project and includes, without limitation, (i) all assignable guarantees and warranties (including those pertaining to construction of the Project, if any); (ii) all assignable licenses and other permits relating to the Project or the operation thereof; (iii) all assignable contracts, agreements and contract rights; (iv) rights, if any, to use the name "Morgan Keegan Tower" on a non-exclusive basis with respect to the Project only and only for the period Seller is a tenant in the Project; and (v) all leases, tenancies and rental agreements or arrangements with tenants (collectively "Leases" or any one individually "Lease") and security, damage and other deposits and payments which have been collected by Seller with respect to the Leases and not retained by Seller in accordance with the terms of the Leases (collectively "Deposits").

                              1 ARTICLE

                           PURCHASE PRICE

1.1 	  Escrow Deposit.

	(a) Purchaser shall within two (2) business days following the Effective Date deliver to Lawyer's Title Insurance Corporation-Memphis Branch Office ("Title Company") the sum of NINETY THOUSAND AND NO/100 DOLLARS ($90,000.00) ("Escrow
Deposit") in lawful funds of the United States of America. If Purchaser elects in writing not to proceed with this Transaction prior to the conclusion of the Inspection Period or elects to terminate this Agreement pursuant to the express provisions hereof, then Title Company shall refund to Purchaser the Escrow Deposit and all interest accrued thereon. Unless this Agreement has been terminated by Purchaser as above provided, Purchaser shall within two (2) business days following expiration of the Inspection Date deliver to Title Company the sum of TWO HUNDRED SIXTY THOUSAND AND NO/100 DOLLARS ($260,000.00) (the "Additional Escrow Deposit"). If Purchaser shall fail to terminate this transaction prior to the conclusion of the Inspection Period or to deliver to the Title Company the Additional Escrow Deposit as herein required, the Escrow Deposit and all interest thereon, shall become non-refundable to Purchaser except in the case:
(i) Seller's default; (ii) the non-satisfaction of the conditions set forth in Section ; or (iii) except as otherwise set forth herein, but shall be credited toward the Purchase
Price upon Closing. Title Company is hereby instructed to invest the Escrow Deposit and, if received, the Additional
Escrow Deposit in an FDIC insured interest bearing account in the name of Purchaser. Purchaser's taxpayer identification number is 72-1344324. Purchaser and Seller hereby acknowledge and agree that all accrued interest on the Escrow Deposit and Additional Escrow Deposit shall be credited to Purchaser, provided, however, in the event that this transaction does not Close due to an event of default by Purchaser and through no event of default of Seller unless Seller's performance is excused due to a prior default of Purchaser, the Escrow Deposit, the Additional Escrow Deposit and all accrued interest thereon shall be delivered to Seller as herein set forth.

	(b) The sole responsibility of Title Company shall be to hold and disburse the Escrow Deposit, the Additional Escrow Deposit and accrued interest in accordance with the terms of this Agreement and, if a dispute shall arise with respect to the disposition of such funds, the Title Company may continue to hold such funds until receipt of written instructions acknowledged and agreed to by Purchaser and Seller or may deposit such funds with the Circuit Court of Shelby County, Tennessee and interplead the Purchaser and Seller in connection therewith.

1.1 	  Purchase Price.  Seller agrees to sell, and
Purchaser agrees to purchase, the Project for a total purchase price equal to THIRTY-SIX MILLION AND NO/100 DOLLARS ($36,000,000.00) ("Purchase Price"), plus or minus prorations and other adjustments provided by this Agreement, upon and in accordance with the terms and conditions of this Agreement. Subject to the provisions hereof. At Buyer's sole option, with the concurrence of Lender (as defined below) payment of a portion of the Purchase Price may be evidenced by assumption of the "Existing Indebtedness" (as defined below), such payment shall equal the amount of the outstanding principal balance of the existing note. The balance of the Purchase Price, plus or minus prorations, shall be paid in immediately available funds at Closing.

	Subject to Purchaser's review of all loan documents relating to the Existing Indebtedness and of any required assumption documents, Purchaser may at its election assume Seller's obligations under the Loan Documents at Closing. Purchaser agrees to use reasonable efforts to cooperate with Lender in the assumption of the Existing Indebtedness. Seller acknowledges that Purchaser retains the right to request certain reasonable modifications and/or alterations to the Loan Documents (and to any assumption documents required by Lender)
prior to its assumption thereof.   In the event Lender is
unwilling to allow Purchaser to assume the Existing Indebtedness on terms consistent with this Agreement, then Purchaser shall pay the Purchase Price in immediately available funds at Closing.

1.1 	  Independent Consideration.  Seller and Purchaser
acknowledge and agree that Ten Thousand and No/100 ($10,000.00) of the Escrow Deposit shall be paid to Seller if this Agreement is terminated for any reason (the "Independent Contract Consideration") in lawful funds of the United States of America.
 Seller and Purchaser acknowledge and agree that the Independent Contract Consideration has been bargained for and agreed to as additional consideration for Seller's execution and delivery of this Agreement. At Closing (defined below) the Independent Contract Consideration shall be applied to the Purchase Price. In the event this Agreement is terminated for any reason, Seller shall be entitled to the Independent Contract Consideration.

                           1 ARTICLE

                        ESCROW; CLOSING

1.1 	  Escrow Agent.  Title Company is authorized and
instructed to act as escrow agent pursuant to the terms of this Agreement. By execution of the acknowledgment attached hereto, Title Company acknowledges receipt of the Escrow Deposit. Purchaser and Seller shall execute any additional escrow instructions reasonably required by Title Company to complete the transactions provided for herein provided that such instructions are not inconsistent with the terms of this Agreement.

1.1 	  Closing.  Closing shall be on such date and location
as mutually agreed to by Purchaser and Seller (hereafter referred to as "Closing Date" or "Closing") provided, however, in no event shall the Closing Date be more than fifteen (15) calendar days after the end of the Inspection Period.

1.1 	  Closing Costs.

(a) 	  Seller's Payments.  Seller shall pay the cost and
expenses, if any, of (i) the title search and title insurance commitment for the owner's title insurance policy; (ii) the fees for recording the assignment of that certain Lease Agreement dated December 27, 1984, by and between Memphis Center City Revenue Finance Corporation, a public not for profit corporation of the State of Tennessee, lessor and One Court Square Investors Limited Partnership, a Tennessee limited partnership, lessee, and all amendments thereto ("Ground Lease"), and for recording the bill of sale if Purchaser requests its recording; and (iii) one-half of any escrow fees charged by Title Company, if any.

(a) 	  Purchaser's Payments.  Purchaser shall pay the cost
and expenses, if any, of (i) the cost of the premium for the owner's extended coverage title policy and all endorsements which Purchaser may obtain to the title insurance policy; (ii) the survey update; and (iii) one-half of any escrow fees charged by Title Company, if any.

(a) 	  Other Costs.  Each party will pay all its own
expenses incurred in connection with this Agreement and this Transaction contemplated hereby, including, without limitation
(i) all costs and expenses stated herein to be borne by a party, and (ii) all of their respective consulting, accounting, investigation, legal and appraisal fees. Each party understands that no transfer tax or other documentary stamp or similar tax will be payable in connection with the Transaction contemplated hereby based on the legal opinion of Wyatt, Tarrant & Combs.

1.1 	  Prorations.  The following prorations shall be made
effective as of the Closing Date and, to the extent possible, shall be made tentatively at Closing:

(a) 	  Proration Date.  All prorations shall be made as of
12:01 a.m., according to the time zone in which the Project is located, on the Closing Date, as if Purchaser were vested with title to the Project during the entire Closing Date.

(a) 	  Rents.  All rents under the Leases for the month in
which Closing occurs which are actually received by Seller shall be prorated as of the Closing Date. All advance payments of rents, other than for the month in which Closing occurs, and all Deposits shall be paid by Seller to Purchaser at Closing. Delinquent rents and additional rents owed for the month during which Closing occurs (for the pro rata period of Seller's ownership of such Project) or prior to the month during which the Closing takes place shall remain the property of Seller, and Purchaser shall use reasonable efforts (not to include commencing any eviction action or other litigation to collect such delinquency) to collect such delinquent rents and additional rents for the benefit of Seller and shall cooperate with Seller in the collection of any such delinquent rents and additional rents. Seller shall retain the right to pursue all remedies (excluding eviction of tenants) against tenants from whom Purchaser is unable to collect such delinquent rents and additional rents despite reasonable efforts. All rent received by Purchaser after the Closing Date shall be applied first to current rentals and then to delinquent rentals, if any, in the inverse order of maturity.

(a) 	  Additional Rents.  Seller and Purchaser acknowledge
and agree that certain additional rents are collected on an estimated basis and are attributable to percentage rents, expense escalation reimbursements, operating expense pass throughs and/or common area maintenance reimbursements. The parties further agree to credit any difference in the amounts collected as compared to the actual expenses associated therewith to the applicable party effective as of the Closing Date.

(a) 	  Taxes.  Ad valorem and personal property taxes and
assessments against the Project for the year of Closing shall be prorated between Seller and Purchaser as of the Closing Date.
If actual taxes are unknown, they shall be prorated based upon the best available information from the local taxing authority.
 To the extent that the actual taxes for the current year differ from the amounts so apportioned at Closing, Seller and Purchaser shall make all necessary adjustments by appropriate payments between themselves following Closing.

(a) 	  Utilities.  Charges for utilities serving the
Project shall be determined as of the day preceding the Closing Date, and Seller shall pay the amount of the utility charges to such date to the utility companies involved or to Purchaser in the event Purchaser is responsible for the payment of such utility charges. All utility deposits of Seller shall belong to Seller.

(a) 	  Contract Charges.  Charges with respect to Contracts
(as defined below) transferred and assigned to Purchaser shall be prorated as of the Closing Date, including, without limitation, the Ground Lease. Payments for obligations under leases of tangible Personal Property transferred and assigned to Purchaser will be prorated as of the Closing Date. To the extent not reflected in the closing statements evidencing the Transaction contemplated by this Agreement, Purchaser and Seller agree to adjust between themselves outside of Closing any amounts which are the responsibility of the other party pursuant to this subsection.

(a) 	  Operating Expenses.  Except as otherwise provided
herein, any and all expenses and payables relating to the operation, management or ownership of the Project arising or accruing prior to the Closing Date in the ordinary course of business are the responsibility of the Seller and will be paid by Seller promptly upon receipt of billing therefor.

	(h) Leasing Costs. Seller shall be responsible for paying all costs, including, without limitation, tenant improvements and leasing commissions, associated with any existing or new lease executed by Seller prior to the expiration of the Inspection Period. If Purchaser acquires the Project, Purchaser shall be responsible for paying the costs, including without limitation, tenant improvements and leasing commissions, associated with all leases or any lease renewal, expansion or other modification executed after the Inspection Period which have been approved by Purchaser. If, for any reason, Purchaser does not purchase the Project, Purchaser shall not be responsible or liable to any entity with respect to any such costs or leasing commissions.

	The agreements with respect to prorations in this Section shall survive Closing. Final settlement of all prorated items shall occur on or before 90 days after the Closing Date, or on the next business day if the 90th day is a Saturday, Sunday or legal holiday, except property taxes and delinquent and pass through rentals which shall be determined upon collection or the date upon which any such amounts shall become ascertainable. Contractual and tort liabilities accruing, or relating to events that occurred, prior to the Closing Date shall remain the responsibility of Seller. Tort liabilities relating to events that occurred on or after the Closing Date, and contractual liabilities relating to contracts expressly assumed by Purchaser and accruing from and after the Closing Date, shall be the responsibility of Purchaser.

                             1 ARTICLE

                           TITLE MATTERS

1.1 	  Title Report/Commitment for Title Insurance.  Seller
hereby instructs Title Company to prepare and deliver to Purchaser, Seller and the surveyor described below, at Seller's expense, within five business (5) days after the Effective Date a commitment to issue an owner's title insurance policy to be issued by a title company reasonably acceptable to Purchaser (the "Title Commitment") covering the Real Property, showing all matters affecting title to the Real Property and binding Title Company to issue to Purchaser at Closing an owner's policy of title insurance on an ALTA (1970 form) Extended Form of policy in the full amount of the Purchase Price pursuant to Section 4.4 hereof. Seller and Purchaser further instruct Title Company to deliver to such parties copies of all instruments referenced in Schedule B, Section II of the Title Commitment.

1.1 	  Survey.  Seller shall provide Purchaser with a copy
of all existing surveys of the Project which are in Seller's possession or control. Within five (5) days after the Effective Date, Purchaser shall order an update to Seller's existing survey and shall use reasonable efforts to cause such survey to be delivered to Purchaser and Title Company within ten (10) business days after the Effective Date. Such survey shall be a currently dated ALTA/ASCM land title survey of the Land and of the Improvements situated thereon (the "Survey"), prepared by a surveyor licensed by the State of Tennessee and certified to Purchaser and Title Company by such surveyors in conformity to the Certificate attached hereto as Exhibit 4.2(a). In addition to the requirements set forth in attached Exhibit 4.2(b), the Survey shall reflect the total area of the Real Property, the location of all improvements, recorded easements and encroachments, if any, located thereon and all building and set back lines and other matters of record with respect thereto. Said Survey shall also certify that the Land is not in an area identified by FEMA as having special flood or mudslide hazards which require flood insurance under the Flood Insurance Act of 1968. Seller shall provide at Closing a certificate to Purchaser and Title Company if requested, that there have been no improvements made to the Real Property since the date of the Survey which would materially alter the depictions on the Survey.

1.1 	  Title Defects.  Within seven (7) days after receipt
of the later of the Title Commitment and the Survey, Purchaser shall notify Seller of any title matters to which Purchaser objects (the "Title Defects") ("Purchaser's Notice"). Any matter disclosed in a Title Commitment or Survey and not objected to by Purchaser or subsequently waived by Purchaser shall be deemed a permitted exception ("Permitted Exception").
 Seller shall notify Purchaser of Seller's decision not to cure any Title Defect within three (3) days after receipt of Purchaser's Notice; provided, however, Seller shall remove monetary liens relating to borrowed funds or other liens securing indebtedness of an ascertainable amount and mechanic or materialmen's liens, if any, except for the Existing Indebtedness if assumed by Purchaser. Seller's failure to respond shall be deemed a decision by Seller not to cure any Title Defect except for the Existing Indebtedness if assumed by
Purchaser.   Within three (3) days of Seller's election not to
cure certain Title Defects, Purchaser may elect to waive such Title Defects or terminate this Agreement in which event Purchaser shall receive a return of the Escrow Deposit, the Additional Escrow Deposit, if any, and all interest accrued thereon. Purchaser's failure to respond shall be deemed a decision by Purchaser to waive the Title Defects to which Seller decides not to cure. If the Title Defects, that Seller elected to cure, are not cured by Seller or waived by Purchaser on or before the Closing Date then Purchaser may (i) elect to waive the uncured Title Defects, or (ii) terminate this Agreement in which event Purchaser shall receive a return of the Escrow Deposit, the Additional Escrow Deposit, if any, and all interest accrued thereon.

1.1 	  Title Insurance.  At Closing, Seller and Purchaser
shall instruct Title Company to issue a final update to the Title Commitment in which the "GAP" exception has been deleted, binding Title Company to issue to Purchaser an owner policy of title insurance (the "Title Policy") covering the Real Property in the full amount of the Purchase Price. The Title Policy shall be an ALTA Form 1970-B owner's policy of extended coverage title insurance containing such endorsements as may be reasonably requested by Purchaser and agreed to by Title Company subject only to: (a) current non-delinquent real estate taxes and assessments; (b) matters set forth in the Title Commitment and approved or waived by Purchaser; (c) any other matters approved in writing by Purchaser; (d) title exceptions caused by acts or omissions of Purchaser; and (e) matters excepted or excluded from coverage by the printed terms of the title insurance policy standard form (except for survey (if requested by Purchaser) and mechanics and materialmen's lien exceptions which shall be deleted). Purchaser shall use reasonable efforts to reach agreement with Title Company regarding any applicable endorsements during the Inspection Period.

                            1 ARTICLE

                      INFORMATION SCHEDULES

1.1 	  Information Schedules.  Seller will deliver or cause
to be delivered to Purchaser within ten (10) days after the Effective Date, copies of all schedules and documents referred to in this Agreement ("Information Schedules"), including the following schedules and other information described below:

(a) 	  Rent Roll.  A complete list and description,
including all Deposits ("Rent Roll"), and true and complete copies, of all Leases.

(a) 	  Delinquency Report.  A complete list and description
of any and all delinquencies or defaults under any of the Leases
("Delinquency Report").

(a) 	  Contracts.  An itemized schedule ("Contracts
Schedule") of all written and oral service, maintenance, management, leasing, brokerage, and other agreements, equipment or appliance leases, non-governmental franchises, contracts and arrangements relating or pertaining to the Project (collectively "Contracts"). Unless Purchaser makes written request to cancel any Contract contained in the Contracts Schedule prior to the end of the Inspection Period, the Contracts contained in the Contracts Schedule shall be transferred and assigned by Seller to Purchaser at Closing, to the extent assignable. The Contracts Schedule shall note any Contracts which are not assignable or cancelable at Closing.

(a) 	  Personal Property.  A true and complete schedule and
description ("Personal Property Schedule") of all material tangible Personal Property.

(a) 	  Permits.  A list ("Permits Schedule") of all current
franchises, business or other licenses, bonds, permits, certificates of occupancy, authorizations and other evidences of consent, approval, authorization or permission relating to or affecting the Project (collectively "Permits") of or from any person, including any governmental authority, held by Seller including any pending applications, but only to the extent that Purchaser may obtain or derive a benefit from such Permits after Closing. In lieu of providing a detailed Permits Schedule, Seller may provide to Purchaser copies of all Permits in its possession or control.

(a) 	  Property Taxes.  Copies of the two most recent tax
statements with respect to the Project, including, without limitation, real and personal property taxes and any special assessments.

(a) 	  Warranties.  A list and description ("Warranty
Schedule") of all material third party bonds, warranties and guaranties, including any warranties relating to equipment, structures, roof, landscaping, parking lot or parking lot surfaces, if any, which are in effect with respect to or which benefit any portion of the Project.

(a) 	  Repair History.  A true and complete list of all
major (i.e., costing more than $5,000) repairs of a capital nature which Seller has undertaken with respect to the Project during its ownership thereof.

(a) 	  Operating Statements.  Materially true and complete
copies of all operating statements for the Project for the last two calendar years and for each calendar month of 1997 through the month ending July 31.

(a) 	  Prior Studies.  True and complete copies of any
prior third party studies and reports, in the possession of Seller or Seller's agents, affiliates or management companies relating in any manner to the environmental, structural, mechanical, or engineering status of any portion of the Project.

(a) 	  Plans.  Copies of all construction plans, diagrams
and schematics of the Real Property and Improvements in Seller's possession or control made available to Purchaser at the Project. Copies of all existing surveys of the Project.

(a) 	 Operating Agreements.  A list ("Operating Agreements
Schedule") of all Ground Leases, skywalk agreements, parking garage agreements and other similar agreements material to the operation of the Project, together with true and complete copies of all such Ground Leases, including, without limitation, any and all amendments or modifications thereto.

                           1 ARTICLE

                          INSPECTION

1.1 	  Inspection Period.  During the period beginning upon
the Effective Date and ending at 5:00 p.m., local time, on the thirtieth (30th) day after the Effective Date (such period of time hereinafter referred to as the "Inspection Period"), Purchaser and/or its attorneys, consultants or employees ("Authorized Representatives") shall have the right to: (i) make a physical inspection of the Project subject to the rights of tenants, (ii) examine the financial and operating books and records relating to the Project maintained by or for the benefit of Seller, (iii) interview tenants of the Project, and (iv) conduct such non-destructive physical engineering, feasibility and other studies and tests on or of the Project as Purchaser considers to be appropriate. Purchaser and/or Purchaser's Authorized Representatives may also copy any documents referred to or described in the Information Schedules but not required to be provided to Purchaser as part of any such schedule. Notwithstanding the foregoing, Purchaser shall not be permitted to interfere unreasonably with Seller's operations at the Project or interfere with any tenant's operations at the Project, and the scheduling of any inspections, interviews, and/or testing shall take into account the timing and availability of access to tenant's premises, subject to and in accordance with tenants' rights under the Leases or as tenants may otherwise agree. Purchaser shall at all times conduct such due diligence in compliance with applicable laws and the terms of any leases of the Project, and in a manner so as to not cause undue damage, loss, cost or expense to Seller, the Project or the tenants of the Project, and Purchaser shall promptly restore the Project to its condition immediately preceding such inspections and examinations and shall keep the Project free and clear of any mechanic's liens or materialmen's liens in connection with such inspections and investigations. Seller shall have the right, at its option, to cause a representative of Seller to be present at all such inspections, reviews and examinations. Purchaser shall keep all information or data received or discovered in connection with such due diligence strictly confidential. Purchaser shall indemnify, protect, defend and hold Seller harmless from and against any obligation, liability, claim (including any claim for damage to property or injury to or death of any persons), lien or encumbrance, loss, damage, cost or expense, including attorney's fees (collectively, the "Loss"), in any way caused by the inspections or examinations of the Project by Purchaser or its agents or contractors. The foregoing indemnification shall survive the Closing or the termination of this Agreement for any reason.

1.1 	  Right of Termination.  Notwithstanding anything in
this Agreement to the contrary, Purchaser shall have the right, for any reason in Purchaser's sole and absolute discretion, to terminate this Agreement by written notice to Seller on or before the expiration of the Inspection Period and Title Company shall immediately refund to Purchaser the Escrow Deposit and any interest thereon. In the event the transaction does not close for any reason other than a default by Seller, Purchaser shall deliver to Seller all materials, studies or documents received from third parties or Seller relating to the Project. On or about August 8, 1997, Purchaser executed and delivered to Seller a Confidentiality Agreement pertaining to Confidential Information as therein defined. The Confidentiality Agreement, by its terms, shall survive any termination of this Agreement.

                             1 ARTICLE

            REPRESENTATIONS AND WARRANTIES OF PURCHASER

	Purchaser's Representations and Warranties. Purchaser makes the following representations and warranties, as of the date of execution of this Agreement, which shall survive Closing and conveyance of the Project to Purchaser:

1.1 		Authority.  Purchaser is a limited partnership,
duly formed, existing and in good standing under the laws of the State of Delaware; Purchaser has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments; and the persons executing this Agreement and the other documents required hereunder are the duly designated officers of the sole general partner of Purchaser and are authorized to do so.

1.1 		Inspection.  Purchaser has made, or will make
prior to expiration of the Inspection Period, an independent investigation, to the extent Purchaser deems necessary or appropriate, concerning the physical condition, value, development, use, marketability, feasibility and suitability of the Project, including, without limitation, land use, zoning and other governmental restrictions.

1.1 		No Other Seller Representations.  Except as
expressly set forth herein, Purchaser acknowledges that no representations or warranties, express or implied, have been made by Seller or Seller's representatives.

1.1 		"AS IS, WHERE IS".  PURCHASER HEREBY EXPRESSLY
ACKNOWLEDGES THAT IT HAS INSPECTED AND EXAMINED OR WILL INSPECT AND EXAMINE THE PROJECT TO THE EXTENT DEEMED NECESSARY BY PURCHASER IN ORDER TO ENABLE PURCHASER TO EVALUATE THE PURCHASE OF THE PROJECT. PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE PURCHASER OF REAL ESTATE AND RETAIL OFFICE PROPERTIES AND THAT, EXCEPT AS SET FORTH IN ARTICLE , IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS, AND THAT PURCHASER HAS CONDUCTED OR WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROJECT, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT PURCHASER IS ACQUIRING THE PROJECT ON AN "AS IS, WHERE IS" BASIS WITHOUT REPRESENTATIONS OR WARRANTIES OTHER THAN THOSE SET FORTH HEREIN AND IN THE DOCUMENTS OF TRANSFER RELATING TO THIS TRANSACTION.

	Initialed by:

	________________			            	________________
	Seller				                    		Purchaser



                             1 ARTICLE

               REPRESENTATIONS AND WARRANTIES OF SELLER

	Seller's Representations and Warranties. Seller makes the following representations and warranties as of the date of execution of this Agreement, which shall survive conveyance of the Project to Purchaser:

1.1 		Authority.  Seller is a limited liability
company, duly formed, organized, existing and in good standing under the laws of the State of Tennessee. Seller has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments; and the persons executing this Agreement and the other documents required hereunder are the duly designated members or officers of Seller and are authorized to do so.

1.1 		Marketable Title.  At the Effective Date and as
of Closing, Seller will own the Personal Property free and clear of all liens, claims, encumbrances, and rights of others, except the leased or financed equipment disclosed pursuant to Exhibit 1.3, and will convey same to Purchaser. Seller is not a party to any contract agreement, or commitment to sell, convey, assign, transfer or otherwise dispose of any portion or portions of the Project.

1.1 		Liabilities.  Except as created by this Agreement
or disclosed in the Information Schedules or the documents referenced therein, there are no contractual obligations or to Seller's knowledge, any other liabilities of any type which might, with notice, passage of time or both, have a material adverse effect on the Project.

1.1 		Contracts.  Except as disclosed in the
Information Schedules, there are no other management, leasing, brokerage, maintenance, service or other contracts relating to the Project. If Purchaser requests during the Inspection Period, any such existing contracts which permit Seller's unilateral termination, without monetary penalty, will be terminated at Closing.

1.1 		No Undisclosed Matters.  To Seller's knowledge,
there are no unsatisfied written requests for material repairs, restorations or improvements from any insurance carrier or governmental authority. Seller has not received any written notice from any insurer of any defects or inadequacies in any part of the Project which would adversely affect its insurability, or written notice of any claims of any governmental agency to the effect that the construction, operation or use of any of the Project is in violation of any applicable law, ordinance, rule, regulation or order.

1.1 		No Defaults.  Seller is not in default in respect
of any of its material obligations or liabilities pertaining to the Project (including, but not limited to, such obligations and liabilities under the Contracts or Leases). To Seller's knowledge, no present dispute or fact exists which might with notice, passage of time or both, give rise to a dispute under any Contracts or Leases.

1.1 		Litigation.  There is no litigation pending or to
Seller's knowledge, threatened against Seller or the Project which relates to, or if decided adversely, could have a material adverse effect upon, the Project (including condemnation or similar proceeding).

1.1 		Environmental Matters.  For the purpose of this
Agreement, the term "Hazardous Materials" shall mean (i) each and every substance included within the term "hazardous substance" or "hazardous waste" as defined in any one or more of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.A. Section 9601 et seq. (as heretofore amended), the Hazardous Materials Transportation Act of 1975, 49 U.S.C.A. Section 1801 et seq. (as heretofore amended), the Resource Conservation and Recovery Act of 1976, 42 U.S.C.A. Section 6901 et seq. (as heretofore amended) and any other federal, state or local environmental laws or regulations now or hereafter enacted; (ii) all substances to which the rules and regulations promulgated by any Federal or state agency pursuant to any one or more of said statutes applies; and (iii) any and all petroleum products and petroleum derivatives.
Seller represents unto Purchaser that the following matters are true as of the date of execution of this Agreement by Seller, and shall survive Closing and not merge into any documents delivered at Closing:

(i) 	  Seller has no notice or knowledge of any (i)
currently existing violations of federal, state, county or municipal environmental laws in respect to the Project, or (ii) past, pending or threatened administrative or judicial litigation or other legal proceedings including, without limitation, any enforcement proceeding under any federal, state, county or municipal statute, ordinance, rule or regulation concerning Hazardous Materials, relating to the Project, or of any settlement thereof; and

(i) 	  to Seller's knowledge and except for emergency
generator purposes, there are no underground storage tanks
("USTs") located on or below the Land.

1.1 		Certification of Rent Roll.  No person has any
title, interest or right to possession of any portion of the Project as a lessee, tenant or concessionaire of Seller except as shown on the Rent Roll. Except as disclosed in writing to Purchaser, the Rent Roll lists all Leases, amendments and modifications thereof. Seller is not, and to Seller's knowledge no tenant is, in default in the performance of or under any such Lease in any material respect except as disclosed in the Delinquency Report. The Rent Roll states all Deposits, prepaid rents and other deposits or prepayments for each Lease and Seller or Seller's agent are currently in possession of all such deposits. No tenant is entitled to any rebate, concession, special allowance or other benefits, except as stated in the Leases. To Seller's knowledge, no tenant has any counterclaim, defense or offset to any action for collection of rents or other amounts accruing after the Closing Date under any Lease. The rents and other sums due or to become due under each Lease have not been and will not be assigned, encumbered or subjected to any liens by Seller, except to lenders whose liens shall be released at Closing. Except as disclosed in the Rent Roll, there has been no waiver of Seller's rights under or modification of any Lease or other documents executed by tenants in connection with the Leases which could have a material adverse affect thereon. To Seller's knowledge, except for the right of the tenants in possession under the Leases and permitted sublessees, there are no parties in possession of, or claiming any possession to any portion of the Project as lessees, tenants at sufferance, trespassers or otherwise. To Seller's knowledge, there has been no material, adverse change with respect to the information set forth in the Rent Roll or Delinquency Report. Except as disclosed in Exhibit , all leasing commissions payable in connection with the Leases have been paid in full. Exhibit lists any and all leasing commissions and brokerage agreements which may be due and payable in connection with the Leases upon a subsequent renewal, expansion, modification or waiver of any rights by a tenant under the terms of the Leases. Seller has paid in full all leasing or similar commissions or payment obligations, if any, relating to any Lease. Purchaser is not assuming any obligations for tenant improvements or purported leasing commissions except for tenant improvements and leasing commissions set forth on Exhibit and which relate to renewals, extensions, expansions or modifications occurring after the expiration of the Inspection Period. Seller shall indemnify and hold Purchaser harmless for any Loss with respect to any claims by tenants or third party brokers for tenant improvements or leasing commissions not expressly assumed by Purchaser.

1.1 		Existing Indebtedness.  The "Loan Documents"
described on Exhibit constitute all of the loan documents relating in any manner to Seller's "Existing Indebtedness" to National Bank of Commerce ("Lender") which relates to the Project. The outstanding principal balance of the Existing Indebtedness as of the Effective Date is approximately $20,000,000. The Loan Documents correctly and accurately state the terms and condition of the Existing Indebtedness. Except as disclosed in writing to Purchaser prior to the expiration of the Inspection Period, the Loan Documents contain the entire agreement between Seller, any guarantors and any lenders; are in full force and effect in accordance with their written terms; and, are valid obligations of the Seller, any guarantors and Lender. Seller is not, and to Seller's knowledge any guarantors and Lender are not in default in the performance of or under any of the Loan Documents in any material respect except as disclosed on Exhibit . Lender is not entitled to any payments, offsets or remuneration of any kind except as set forth in the Loan Documents. As of the Effective Date, and as of the Closing Date, Seller has complied with all requirements of the Loan Documents and is not in default thereunder.

1.1 		Certification of Operating Agreements.  Exhibit
lists all Ground Leases, skywalk agreements, parking garage agreements and all amendments and modifications thereof relating to the Project (collectively, "Operating Agreements"). Seller is not, and to Seller's knowledge ground lessor is not, in default in the performance of or under any such Operating Agreements in any material respect. To Seller's knowledge, no counterclaim, defense or offset exists with respect to any of the Operating Agreements. Except as disclosed in Exhibit , there has been no waiver of any rights under or modification of any Operating Agreements or other documents executed in connection with the Operating Agreements which could have a material adverse affect thereon.

1.1 		Operating Statements.  To Seller's knowledge, the
Operating Statements are true, accurate and complete in all material respects and present fairly the results of operations for the periods indicated on a consistent basis.

1.1 		Use of Project.  To Seller's knowledge, (i) no
governmental, public or private authority intends or desires to appropriate the use of or limit the use of any of the Project pursuant to any condemnation, eminent domain or similar proceeding; (ii) no fact or condition exists which will result in the termination of the Project's current access to and from existing streets and utilities.

1.1 		Documentation.  To Seller's knowledge, all
documents which shall be delivered to Purchaser by or on behalf of Seller under this Agreement shall be accurate and complete in all material respects, including, without limitation, the Information Schedules.
1.2 		FIRPTA.  Seller is not a "foreign person" (as
defined in the Internal Revenue Code and Income Tax Regulations). The provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, are not applicable to the Transaction.

                             1 ARTICLE

                             COVENANTS

	Covenants of Seller. Seller covenants and agrees with Purchaser as follows:

1.1 		Access.  Subject to the terms and conditions of
Section 6.1, during normal business hours prior to Closing, Seller agrees to give to Purchaser and its agents and representatives reasonable access to the Project and the books and records directly relating to the ownership, management, maintenance and operation of the Project, and all documents directly pertaining to the Project that are in the possession of Seller, or any of Seller's agents or representatives. Prior to Closing, Seller will furnish Purchaser with such additional financial and operating data and other information reasonably available to Seller as may be reasonably necessary for Purchaser to thoroughly evaluate the Project.

1.1 		Additional Audits.  Purchaser shall have, in
addition to any inspection or audit rights contained elsewhere in this Agreement, the right to conduct a full audit of the books and records of Seller relating to the operations and financial results of the Property, in such form and at such time, including up to 270 days after Closing, as Purchaser may reasonably determine is necessary to comply with applicable securities laws requirements, including, without limitation, Regulation 210.3-14 promulgated under the Securities Exchange Act of 1934, as amended. All costs incurred as a result of a Purchaser's undertaking such audit shall be borne exclusively by Purchaser; however, Seller shall make available such books, records and materials as may be reasonably requested by Purchaser or its accountants in order to conduct such audit.
All such audit activities shall be conducted at Seller's place of business in a commercially reasonable fashion during normal business hours and upon five (5) days prior notice from Purchaser to Seller.

1.1 		No Material Changes.  Prior to Closing, Seller
shall: (i) not cancel or permit cancellation of any hazard or liability insurance carried with respect to the Project; (ii) remedy all material violations of laws, ordinances, orders or requirements relating to the Project which are not caused by Purchaser and of which Seller has received actual notice and provide Purchaser with evidence of curing of same (provided that Seller shall not be required to expend more than $10,000, in the aggregate, with respect to such matters); and (iii) operate the Project on a basis consistent with Seller's operations including, without limitation, undertaking all reasonably required ordinary maintenance and repair of the Project. Prior to Closing, Seller also will not, without the prior written consent of Purchaser, (i) sell, transfer or dispose or become obligated to sell, transfer or dispose of any of the Project, except for the use and consumption of inventory, office and other supplies and spare parts, and the replacement of worn out, obsolete and defective tools, equipment and appliances, in the ordinary course of the business, (ii) after the expiration of the Inspection Period except as specifically permitted by this Agreement, enter into any transaction, or make any commitment with respect to the Project other than in the ordinary course of the business, (iii) amend, renew, extend, modify or terminate any Contract, Permit or Lease except as contemplated by this Agreement or except in the ordinary course of business. Subject to Section below regarding Seller's continued leasing obligations, prior to Closing, Seller shall operate and maintain the Project in substantially the same manner and condition as Seller has operated and maintained the Project immediately prior to the Effective Date. Seller will perform current or routine maintenance and repairs in the ordinary course of business of or to the Project as may be required or reasonably appropriate to operate and maintain the Project other than tenant improvements relating to new leases. Provided, however, that Seller shall not be obligated to make an expenditure, which would be capitalized pursuant to generally accepted accounting principles, in excess of $15,000 and in the event Seller elects not to make an expenditure greater than said amount, then at Closing, Purchaser shall receive a credit for such excess amount as evidenced by a bona fide third party contract, proposal or bid for such item(s). After expiration of the Inspection Period, Seller shall be required to gain Purchaser's written approval of any new or modified contract or agreement which will affect the operation of the Project, which approval will not be unreasonably withheld, conditioned or delayed.

1.1 		Consents.  Seller and Purchaser shall each
promptly file or submit and diligently prosecute any and all applications or notices with federal, state and/or local authorities and all other requests with any private persons or entities for consents, approvals, authorizations and permissions which are reasonably considered necessary or appropriate by the other party for the consummation of the Transaction or to prevent the termination of any Lease, Contract or Permit, or any loss or disadvantage to the Project.

1.1 		Payments.  Seller will cause to be paid when due
or shall be responsible for all taxes, license fees, trade accounts and costs and expenses of operation and maintenance of the Project incurred through the Closing Date, except amounts subject to proration under Section .

1.1 		Cooperation.  Seller will reasonably assist and
cooperate with any environmental evaluation, study or audit of the Project prepared by, for or at the request of Purchaser.

1.1 		Notification of Subsequent Events.  Prior to
Closing, Seller shall notify Purchaser of any written notice received by Seller of any material adverse change in or to the Project including, without limitation, any notice relating to any insurance contract or policy now held or owned by Seller to cancel or materially increase any premiums relating thereto.

1.1 		Existing Loan Matters.  In the event Purchaser
has elected for part of the Purchase Price to be paid by an assumption of of the Existing Indebtedness, Seller and Purchaser shall use their reasonable efforts to obtain the written consent to the transactions contemplated herein from all parties whose consent to the assumption by Purchaser of such Loan Documents is required thereunder, together with a release of Seller from any liability under the Loan Documents, and an "estoppel certificate" executed by Lender substantially in the form attached hereto as Exhibit certifying that Loan Documents are in full force and effect and that no default exists thereunder.
 To the extent required by the Lender, Seller shall pay to the Lender up to 1% of the outstanding principal balance of the existing note as a loan transfer and assumption fee. Seller shall pay any other transfer, assumption or other fees and costs (including reasonable attorneys' fees, but not attorneys' fees of Purchaser's counsel) imposed by any of such parties with respect to such consent and assumption (including any loan transfer or assumption fee in excess of 1% of the outstanding balance of the existing note) up to a maximum of $10,000. Purchaser and Seller shall reasonably cooperate with each other and the Lender in connection with such consent and assumption (and shall promptly deliver such information, including financial information, respecting Purchaser or its principals as any of such parties may request). The parties' sole obligations in connection with the consent matters herein contemplated shall be to utilize reasonable efforts to obtain such consents, and to reasonably cooperate with Purchaser to the extent necessary. If such consents are not obtained on or before the Closing Date, the obligation of Purchaser to purchase the Project shall not terminate and the Purchase Price shall be paid in immediately available funds at Closing and the Existing Indebtedness shall be paid in full at Closing. In the event the Existing Indebtedness is paid in full at Closing, Buyer agrees to and shall pay, on behalf of Seller as additional consideration and not part of or a credit to the Purchase Price, any and all prepayment fees assessed by Lender upon prepayment of the Existing Indebtedness. Seller's sole obligation hereunder with respect to obtaining an "estoppel certificate" from the Lender shall be to utilize reasonable efforts to obtain such "estoppel certificate" (such reasonable efforts not including any obligation to institute legal proceedings or to expend any additional monies therefor, other than for minor administrative charges).

1.1 		Estoppel Certificates.  Before the expiration of
the Inspection Period, Seller shall have delivered currently dated (no earlier than thirty (30) days prior to the scheduled Closing Date) estoppel certificates in material conformance with the form attached hereto as Exhibit .1 from each Major Tenant or a Seller's estoppel certificate in the form attached hereto as Exhibit .2 for each non-major tenant not providing an estoppel certificate directly. "Major Tenant" shall mean Morgan Keegan & Company, Inc., and tenants identified on Exhibit .3. Seller and Purchaser shall use reasonable efforts to obtain a Subordination Non-Disturbance and Attornment Agreement ("SD&A") in the form reasonably requested by any lender of Purchaser and from each Tenant requested by any such lender. Seller and Purchaser shall use reasonable efforts to negotiate the final form of any SD&A with the applicable tenant and lender during the Inspection Period. If such SD&A are not obtained on or before the Closing Date, the obligation of Purchaser to purchase the Project shall not terminate and the Purchase Price shall be paid in immediately available funds at Closing. Seller shall also deliver to Purchaser an estoppel certificate from the lessor under the Ground Lease in material conformance with the form attached hereto as Exhibit .4

1.1 		Leasing.  Seller (and/or Seller's agents), in
consultation with Purchaser, shall continue in good faith to advance all leasing activities for the Project including, without limitation, new leases, renewals, extensions, expansions or other modifications. Provided, however, Seller shall not enter into any new lease or any renewal, expansion or other modification of any existing Lease without Purchaser's prior written consent which shall not be unreasonably withheld, conditioned or delayed.

1.1 		Leasing Commissions.  Except as set forth in
Section   and Exhibit , there are no outstanding commissions,
leasing, brokerage or otherwise, payable to any leasing agents, brokers, or similar type parties, regarding the sale of the Project or the execution, renewal, amendment, or modification of any Lease in the Project.

1.1 		Knowledge Standard.  As used in this Agreement,
"the Seller's knowledge "or any similar phrase, shall mean the current actual knowledge of Joseph C. Weller; provided, however, that nothing in this Agreement shall be deemed to create or impose any personal liability of any kind on Joseph C. Weller. Joseph C. Weller is the Chief Manager of the Seller with respect to the Project and as such has personal knowledge of the Project and its operations.

                          1 ARTICLE

                        CLOSING MATTERS

1.1 	  Conditions to Purchaser's Obligations.  The
obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Purchaser in writing at or prior to Closing:

(a) 	  Satisfaction.  The representations and warranties of
Seller contained in this Agreement shall have been true on the date of this Agreement and on Closing. Seller shall have performed all obligations and complied with all covenants required by this Agreement.

(a) 	  No Injunction.  On the Closing Date, there shall be
no third party injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions contemplated herein not be consummated as herein provided which relates to the acts or omissions of Seller.

(a) 	  Certificates. Purchaser shall have received the
estoppel certificates referenced in Section above, from or for each tenant referenced on the Rent Roll and the ground lessor under the Ground Lease.

(a) 	 Ground Lease Consent.  Receipt of consent from the
ground lessor or other appropriate governmental authority regarding the assignment of the Ground Lease contemplated hereby.

(a) 	  Lease Renewal By Morgan Keegan. Purchaser shall have
received an executed lease agreement or renewal from Morgan Keegan & Company, Inc. for a term of at least ten (10) years from Closing encompassing no less than 159,910 rentable square feet on terms and conditions reasonably consistent with the form lease agreement attached hereto as Exhibit . Purchaser and Seller shall finalize negotiations of the lease agreement during the Inspection Period, however, Seller hereby commits to the financial terms in Paragraphs 1, 3, 4, 5, 19 and 33 of the form lease agreement attached hereto.

(a) 	  No Adverse Change.  No material and adverse change
shall have occurred without Purchaser's written consent, in the state or condition of the Project or in the title matters described in the Title Commitment and the Survey.

1.1 	  Conditions to Seller's Obligations.  The obligations
of Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Seller in writing at or prior to Closing:

(a) 	  Satisfaction.  The representations and warranties of
Purchaser contained in this Agreement shall have been true on the date of this Agreement and on Closing. Purchaser shall have performed all obligations and complied with all covenants required by this Agreement.

(a) 	  No Injunction.  On the Closing Date, there shall be
no third party injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions contemplated herein not be consummated as herein provided which relates to acts or omissions of Purchaser.

1.1 	  Closing Documents.  At Closing, Seller shall deliver
to Purchaser the following documents, all properly executed by Seller and delivered to Purchaser and/or executed by Purchaser and delivered to Seller shall be in a form reasonably acceptable to Purchaser and Seller and include, but are not limited to:

(a) 	  Limited Assignment of Leases.  A limited warranty
Assignment of Leases in form attached hereto as Exhibit (a). Such Assignment of Leases shall be joined in by Purchaser for the purpose of assuming all obligations under the Operating Agreements arising from and after the Closing Date.

(a) 	  Assignment and Bill of Sale.  An Assignment and
Assumption Agreement and Bill of Sale in form attached hereto as Exhibit (b). Such Assignment and Bill of Sale shall be joined in by Purchaser for the purpose of assuming all obligations under any assigned item arising from and after the Closing Date.

(a) 	  Existing Indebtedness.  If applicable, appropriate
documentation to evidence the assumption by Purchaser of the Loan Documents as contemplated by this Agreement.

(a) 	 Documents.  Executed original copies, or copies
certified as correct by Seller, if originals are not available, of (i) all Leases in force on the Closing Date covering portions of the Project and all other documents referred to in the Rent Roll, (ii) all Contracts and Permits of which Seller is aware transferred and assigned to Purchaser, (iii) all "as built" plans, specifications, surveys or other documents relating or pertaining to the Project in the possession of Seller (collectively "Plans"), including, but not limited to, all records relating to repair, renovation and maintenance of the Project; (iv) all notices to tenants relating to this Transaction and the receipt of security deposits as necessary or appropriate under applicable law; and (v) all other documents referred to in the schedules and exhibits referred to herein.

(a) 	  Rent Roll.  A current and updated Rent Roll.

(a) 	  FIRPTA.  Affidavit from Seller that Seller is not a
foreign person as defined in the Foreign Investment in Real
Property Tax Act of 1980, as amended, in the form attached hereto as Exhibit (f).

(a) 	  Keys.  All keys and master keys in Seller's
possession or control to all locks located on the Project properly tagged for identification as well as cards keys and cards for the security systems, if any.

(a) 	  Telephone and Mail.  Such documents as may be
reasonably requested by Purchaser and required by (i) the local telephone company to assign to Purchaser all of Seller's rights and interest in each telephone number or phone line used by Seller exclusively for the operation of the Project, and (ii) the U.S. Postal Service to assign to Purchaser all of Seller's rights and interest in each post office box and drawer exclusively for the operation of the Project.

(a) 	  Evidence of Authority.  Both parties will deliver to
each other and the Title Company such evidence or documents as may reasonably be required evidencing the authority of any person who is executing any of the documents required hereunder.

(a) 	  Miscellaneous.  Such other documents as may be
required under other provisions of this Agreement or as may reasonably be required by Purchaser to consummate the Transaction, so long as such document does not increase either party's liability or obligations hereunder, including, but not limited to, (i) a Closing Statement, (ii) tenant's notice letter, and (iii) a Quitclaim Deed with the legal description contained in Exhibit (a) and/or the Survey, if the legal description of the Land contained in the Survey differs from the legal description contained in Exhibit (a).

                             1 ARTICLE

                        DEFAULTS AND REMEDIES

1.1 	  Damages Against Purchaser.  IF PURCHASER DEFAULTS
UNDER ANY PROVISION OF THIS AGREEMENT AND CLOSING DOES NOT OCCUR, THEN SELLER SHALL BE RELEASED FROM ALL OBLIGATIONS IN LAW OR EQUITY TO CONVEY THE PROJECT TO PURCHASER. PURCHASER AND SELLER AGREE THAT AS SELLER'S SOLE REMEDY FOR A DEFAULT HEREUNDER, BY WRITTEN NOTICE TO PURCHASER AND TITLE COMPANY, SELLER SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT AND BE ENTITLED TO RECEIVE THE ESCROW DEPOSIT, THE ADDITIONAL ESCROW DEPOSIT, IF ANY, PLUS ACCRUED INTEREST THEREON AS LIQUIDATED DAMAGES. PURCHASER AND SELLER ACKNOWLEDGE AND AGREE THAT ACTUAL DAMAGES WILL BE EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN. THEREFORE, THE SUM REPRESENTED BY THE ESCROW DEPOSIT, THE ADDITIONAL ESCROW DEPOSIT, IF ANY, PLUS ANY ACCRUED INTEREST THEREON SHALL BE DEEMED TO CONSTITUTE A REASONABLE ESTIMATE AND AGREED STIPULATION OF SELLER'S DAMAGES AND SHALL CONSTITUTE SELLER'S SOLE AND EXCLUSIVE REMEDY IN THE EVENT THIS
TRANSACTION FAILS TO CLOSE AS A RESULT OF PURCHASER'S   DEFAULT.
 NOTWITHSTANDING THE FOREGOING, PURCHASER'S LIABILITY UNDER
SECTION 6.1 HEREOF AND SHALL REMAIN IN FULL FORCE AND EFFECT.


	Initialed by:

	________________				________________
	Seller						        Purchaser

1.1 	  DAMAGES AGAINST SELLER.  IN THE EVENT THAT SELLER
FAILS TO PERFORM ALL OF SELLER'S OBLIGATIONS UNDER THIS AGREEMENT AND PURCHASER PERFORMS ALL OF ITS OBLIGATIONS OR TENDERS PERFORMANCE, INCLUDING THE OBLIGATION TO CONSUMMATE THE TRANSACTION, THEN PURCHASER MAY MAKE WRITTEN DEMAND TO SELLER FOR PERFORMANCE OF THIS AGREEMENT. IF SELLER FAILS TO COMPLY WITH PURCHASER'S WRITTEN DEMAND WITHIN 30 DAYS AFTER RECEIPT OF SUCH WRITTEN DEMAND FOR PERFORMANCE, PURCHASER SHALL HAVE THE EXCLUSIVE RIGHT TO (I) WAIVE SUCH DEFAULT, (II) SEEK SPECIFIC PERFORMANCE OF SELLER'S OBLIGATIONS UNDER THIS AGREEMENT, OR
(III) TERMINATE THIS AGREEMENT AND PROMPTLY RECEIVE A FULL REFUND OF THE ESCROW DEPOSIT, THE ADDITIONAL ESCROW DEPOSIT, IF ANY, AND ALL INTEREST THEREON AND PAYMENT BY SELLER OF AN AMOUNT NOT TO EXCEED $25,000 IN ORDER TO REIMBURSE PURCHASER'S REASONABLE OUT OF POCKET EXPENSES ASSOCIATED WITH THIS TRANSACTION, BUT WITHOUT FURTHER LIABILITY ON SELLER'S PART. SELLER AGREES THAT THE PROJECT IS UNIQUE AND THAT DAMAGES FOR FAILURE BY SELLER TO CONSUMMATE THE TRANSACTION WILL BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO DETERMINE. THEREFORE, IN THE EVENT THAT SELLER FAILS OR REFUSES TO CONSUMMATE THE TRANSACTION AND PURCHASER SEEKS SPECIFIC PERFORMANCE, SELLER SPECIFICALLY AGREES THAT THE REMEDY OF SPECIFIC PERFORMANCE IS AN APPROPRIATE REMEDY FOR PURCHASER, AND SELLER WAIVES AND AGREES NOT TO ASSERT ANY CLAIM OR DEFENSE THAT SPECIFIC PERFORMANCE IS NOT AN APPROPRIATE REMEDY FOR PURCHASER.

	Initialed by:

	________________				________________
	Seller			        			Purchaser


                            1 ARTICLE

                           RISK OF LOSS

1.1 	  Risk of Loss.  Prior to Closing, Seller shall have
full risk of loss or damage with respect to the Project. Upon Closing, full risk of loss or damage with respect to the Project shall pass to Purchaser. For purposes of this Article, "loss or damage" shall mean the following: (i) any loss, damage, destruction or injury by fire, storm, accident, flood or other casualty or hazard to the Project; and (ii) any condemnation, eminent domain or other similar proceeding.

1.1 	  Minor Damage.  In the event of loss or damage to the
Project or any portion thereof (the "premises in question") which is not "major" (as hereinafter defined), this Agreement shall remain in full and effect provided Seller performs any necessary repairs or, at Seller's option, reduces the cash portion of the Purchase Price in an amount equal to the cost of such repairs, Seller thereby retaining all of the Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event Seller elects to perform repairs upon the Project, Seller shall use reasonable efforts to complete such repairs promptly and if necessary, the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs; provided, however, Closing may not be extended for a period of more than thirty (30) days without the prior consent of Purchaser.

1.1 	  Major Damage.  In the event of a "major" loss or
damage, Purchaser may either (i) terminate this Agreement and immediately receive a refund of the Escrow Deposit and all interest thereon, or (ii) it may proceed with this transaction and receive Seller's insurance proceeds, if any, for such damage, plus payment from Seller of the amount of the applicable insurance deductible relating thereto not to exceed the actual repair cost. In such event, Seller shall execute all documents reasonably requested by Purchaser to assign Seller's rights and interest to such insurance proceeds.

1.1 	  Definition of Major Loss or Damage.  For purposes of
Sections  and , "major" loss or damage refers to the following:
 (i) loss or damage to the Project or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage or loss would be, in the certified opinion of a mutually acceptable architect, equal to or greater than One Hundred Thousand Dollars ($100,000), and
(ii) any loss or damage due to a condemnation which permanently and materially impairs the current use of the Project.

                            1 ARTICLE

                       GENERAL PROVISIONS

1.1 	  Brokerage Commission.  Seller and Purchaser
represent to each other that they have acted directly and independently with the other as principals and that neither Seller nor Purchaser have retained or authorized the services of any broker or finder with respect to this Transaction. Seller agrees to indemnify and hold Purchaser harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Seller. Purchaser agrees to indemnify and hold Seller harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Purchaser.

1.1 	  Confidentiality.  Unless Seller otherwise agrees in
writing, Purchaser agrees that all confidential proprietary information regarding the Project of whatsoever nature made available to it by Seller or Seller's agents or representatives or developed by Purchaser ("Confidential Information"), is confidential and shall not be disclosed to any other person except those assisting Purchaser with this Transaction, or Purchaser's lender, if any, except as required by law. The provisions of the foregoing sentence shall not apply to any information which is otherwise available to the public or which has been obtained from sources that are not subject to a similar confidentiality restriction or to disclosures as required by law. Further, Purchaser agrees not to use any Confidential Information for any purpose other than to determine whether to proceed with the Transaction contemplated by this Agreement. Upon Closing, all such Confidential Information shall be the sole and exclusive property of Purchaser and not subject in any
manner to this confidentiality restriction.   Provided, however,
in the event the transaction contemplated by this Agreement does not close for any reason other than a breach by Seller, the provisions of this Section shall survive the termination of this Agreement. This Section is in addition to and not in limitation of the Confidentiality Agreement executed by Purchaser dated August 8, 1997 pertaining to the Project.

1.1 	   Entire Agreement.  This Agreement, together with
all exhibits or schedules either attached or delivered pursuant hereto and other agreements expressly referred to herein, constitutes the entire agreement between the parties with respect to the purchase and sale of the Project. All prior to or contemporaneous agreements, understandings, representations, warranties and statements, oral or written, are superseded.

1.1 	   Further Assurances.  The parties agree to take such
further action and execute such documents and instruments as may be reasonably required in order to more effectively carry out the terms of this Agreement and the intentions of the parties.

1.1 	   Modification, Waiver.  Except as expressly
contemplated herein, no modification, waiver, supplement or discharge of this Agreement shall be valid unless the same is in writing and signed by the party against whom the enforcement thereof is or may be sought. No waiver of a breach of any of the terms, covenants or conditions of this Agreement by either party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by either party hereunder shall be implied from any omissions by either party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver.

1.1 	   Severability.  If any term, provision, covenant or
condition of this Agreement is held to be invalid, void or otherwise unenforceable to any extent by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby, and each term, provision, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

1.1 	  Successors.  Subject to the restriction on
assignment provided herein, all terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

1.1 	  Assignment.  Purchaser may assign its rights under
this Agreement to a wholly owned subsidiary of Purchaser, or to a limited partnership controlled by either Purchaser or its wholly owned subsidiary without Seller's consent; provided, however, no such assignment shall relieve Purchaser of its obligations hereunder and the assignee must sign an assumption agreement in form reasonably acceptable to Seller. Except as contemplated by the preceding sentence, Seller and Purchaser shall not assign their respective rights, obligations or interest under this Agreement without the prior written consent of the other.

1.1 	  Survival of Representations and Warranties.  All
obligations hereunder to be performed after Closing, and all warranties and representations contained herein, shall survive Closing and the delivery of the Limited Assignment of Leases to Purchaser for a period of eighteen (18) months after the Closing, at which time such warranties, representations and covenants shall terminate in all respects unless written notice of any such breach has been delivered to the breaching party prior to such date.

1.1 	  Attorneys' Fees.  If either party commences legal
proceedings for any relief against the other party arising out of this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees.

1.1 	  Time.  Time is of the essence with respect to this
Agreement.

1.1 	  No Other Inducement.  The making, execution and
delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressed herein.

1.1 	  Computation of Time Periods.  All periods of the
time referred to in this Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies business days, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday.

1.1 	  Notices.  Any notice, request, instruction or other
document to be given or furnished under this Agreement by either party to the other party or to the Title Company shall be in writing and shall be delivered personally or shall be sent by facsimile transmission (with a copy sent by regular U. S. mail) or registered or certified mail, postage prepaid, or by prepaid overnight delivery service, at the address or telecopy number in this Section or to such other address, telecopy number of person as either party may designate by written notice to the other party. A notice, request, instruction or other documents shall be deemed to be given (a) when delivered personally, (b) sent by facsimile transmission (with a copy sent by regular U.
S. mail), or (c) if sent by certified mail or overnight delivery service, at the time the delivery is indicated on the duly completed United States Postal Service return receipt or the time of package pick up as indicated on the records of or certificates provided by the overnight delivery service.

Seller:  			Morgan Properties, LLC
            Attention:  Joseph C. Weller

Office Address:	Morgan Keegan Tower
             			Fifty Front Street
             			Memphis, Tennessee  38103

Telephone Number:	(901) 524-4165
Telecopy Number: 	(901) 579-4443

with a copy to:	David M. Minnick, Esq.
             			Morgan Properties, LLC
             			Morgan Keegan Tower
             			50 North Front Street
             			Memphis, Tennessee  38103

Telephone Number:	(901) 524-4165
Telecopy Number:	(901) 579-4443


Purchaser:		Parkway Properties, L.P.
Attention:  James M. Ingram

Office Address:	Suite 1000, One Jackson Place
             			188 East Capitol Street
             			Jackson, Mississippi 39201

Mailing Address:	Post Office Box 24647
              			Jackson, Mississippi 39225

Telephone Number:	(601) 948-4091
Telecopy Number: 	(601) 949-4077

with a copy to:	Forman, Perry, Watkins, Krutz & Tardy, PLLC
             			Attention:  Steven M. Hendrix

Office Address:	Suite 1200, One Jackson Place
             			188 East Capitol Street
             			Jackson, Mississippi  39201

Telephone Number:	(601) 960-8603
Telecopy Number: 	(601) 960-8609

1.1 	  Headings.  The captions and paragraph headings used
in this Agreement are inserted for convenience of reference only and are not intended to define, limit or affect the interpretation or construction of any term or provision hereof.

1.1 	  Exhibits.  All schedules or exhibits referred to
herein or attached hereto are incorporated herein by this reference.

1.1 	  Counterparts.  This Agreement may be executed in
multiple copies, each of which shall be deemed an original, but all of which shall constitute one Agreement binding on all parties.

1.1 	  Governing Law.  This Agreement shall be governed,
construed and enforced in accordance with the laws of the State of Tennessee.

1.1 	  Effective Date.  The date of delivery to Title
Company of a fully executed counterpart of this Agreement, as evidenced by Title Company's notation in the space set forth below, shall be deemed the effective date of this Agreement (the
"Effective Date").

1.1 	  Limitation on Liability.  Notwithstanding anything
contained herein to the contrary, Seller acknowledges and agrees that no limited partner of Purchaser, nor any trustee, director, holder of any beneficial interests, shareholder, officer or employee of Purchaser or any affiliate of Purchaser (except an affiliate to which this Agreement has been assigned) shall have any personal liability, directly or indirectly, under this Agreement, or under any certificate, representation, warranty or other instrument delivered in connection herewith, and Seller shall have recourse hereunder only against Purchaser's assets. Each document to be executed by Purchaser at Closing shall contain a similar exculpation.

	IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the Effective Date.

						SELLER:

Morgan Properties, LLC

Executed by Seller this
____ day of August, 1997


By:________________________________________
							Joseph C. Weller, Chief
Manager


						PURCHASER:

Executed by Purchaser this
PARKWAY PROPERTIES, L.P.
____ day of August, 1997

By:
Parkway Properties General
Partners, Inc., its sole general partner



By:___________________________________

Name:_________________________________

Title:________________________________


By:___________________________________

Name:_________________________________

Title:________________________________


                     ACKNOWLEDGMENT BY TITLE COMPANY


	Title Company hereby agrees to perform its obligations under this Agreement and acknowledge receipt of (a) the Escrow Deposit from Purchaser in the amount of SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($75,000.00) on the _____ day of August, 1997 and (b) a fully executed counterpart of this Agreement on the _____ day of August, 1997.


Lawyers Title Insurance
Corporation


By:
____________________________
       Name:
____________________________
       Title:
____________________________



                            LIST OF EXHIBITS

Exhibit (a)	1
Exhibit  	2
Exhibit 4.2(a)	7
Exhibit 4.2(b)	7
Exhibit 	14
Exhibit 	14
Exhibit 	15
Exhibit 	17
Exhibit .1	18
Exhibit .2	18
Exhibit .3	18
Exhibit .4	18
Exhibit 	19
Exhibit (a)	20
Exhibit (b)	20
Exhibit (f)	21




                                EXHIBIT (a)

                            Legal Description

                            [attached hereto]





                                  EXHIBIT

                             Personal Property

                             [attached hereto]



                                EXHIBIT (a)

                           SURVEY CERTIFICATION

	The plat of survey must be accompanied by a certificate meeting the following requirements:

	1.	The certification should be by a registered land
surveyor.

	2.	The certification should include the signature with
the seal and registration number of the certifying party.

	3.	The certification should contain a jurat executed by a
notary public.

	4.	If the surveyor finds that any easement furnished to
him which purports to affect the property does not, in fact, affect the property, he should specifically certify that such easement, identified by book and page of recording, does not affect the property.

	5.	The form of certificate should be substantially as
follows: "I,_______________________a registered land surveyor do hereby certify to______________________and____________________
Title Company, that the accompanying plat of survey represents a true and correct survey made by me and has: (i) been prepared in accordance with the most current minimum standard detail requirements for a Land Title Survey adopted by the American
Land Title Association and the American Congress on Surveying and Mapping; (ii) includes optional items 2-11 of Table A thereof; and (iii) has been prepared pursuant to the Accuracy Standards (as adopted by ALTA and ACSM) in effect on the date of this Certification of an Urban Survey of the following described property (the "Project") on the______day of___________________, 199_:
[Insert legal description]

I further certify that:

	(i) 	the accompanying plat of survey correctly shows the
location of all buildings, structures, and other improvements situated on the Project,

	(ii)	except as shown, there are no visible easements or
rights-of-way across the Property or other easements or rights-of-way affecting the Property of which the undersigned has been advised,

	(iii)	there are no party walls included in any
buildings, structures, or other improvements on the Property,
	(iv)	except as shown, there are no encroachments on
adjoining premises, streets, or alleys by any of the buildings, structures, or other improvements on the Property, and

	(v)	except as shown, there are no encroachments on the
property by any buildings, structures, or other improvements located on adjoining premises.


                                 EXHIBIT

                          OUTSTANDING COMMISSIONS
                         AND BROKERAGE AGREEMENTS


                                 EXHIBIT

                          EXISTING INDEBTEDNESS


	1.	Promissory Note, dated May 31, 1996.

	2.	Fee Deed of Trust, Assignment of Leases and Security
Agreement dated May 31, 1996.

	3.	Leasehold Deed of Trust, Assignment of Leases and
Security Agreement dated May 31, 1996.

	4.	Assignment of Rents and Leases, dated May 31, 996.

	5.	Certificate and Indemnity Regarding Hazardous
Substances dated May 31, 1996.

	6.	Unlimited Guaranty - Morgan Keegan, Inc. dated May 31,
1996.

	7.	UCC-1 financing statements filed with the Shelby
County Register and the Tennessee Secretary of State.


                              EXHIBIT .1

                  FORM OF TENANT ESTOPPEL CERTIFICATE


Parkway Properties, L.P.
300 One Jackson Place
188 East Capitol Street
Jackson, MS   39201

	RE:	_______________________

Gentlemen:

	The undersigned as Tenant hereby certifies to Parkway
Properties, L.P., and its successors or assigns ("Purchaser"), and any beneficiary under a deed of trust covering the above captioned property ("Mortgagee") that:

	(a)	It is a Tenant of a portion of the captioned
property under a certain lease (the "Lease") as follows:

		Landlord: _________________________________________

		Tenant: ___________________________________________

		Lease Dated: ______________________________________

		Amendment(s) Dated (if any):_______________________

		Current Annual Base Rent:__________________________

		Current CAM or Operating Expense Charges:__________

		Square Footage:____________________________________

		Original term (or current option period, if applicable) expires:____________________________

		Security Deposit and/or
		Lease Deposit:  $__________________________________

		Outstanding Tenant Improvement Allowance (if any):
$_______________


		Outstanding Leasing Commission (if any):
$______________

 	(b)	All rentals payable under the Lease have been paid
through ______, 19___; and except for _________, no
rent has been paid more than one month in advance of its due date.

 	(c)	That attached hereto as Exhibit A is a true
and complete copy of the Lease and all
amendments thereto.

 	(d)	Tenant has unconditionally accepted and
occupied the leased premises, is paying rent under the Lease without claim or right of set-off, or claim of any default by the Landlord, and is now conducting business on the premises;

 	(e)	The Lease sets forth the entire agreement
between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended, modified, assigned or sublet;

 	(f)	There exists no default by either party to
the Lease, or other grounds for ceasing or reducing the payment of rental, or for cancellation or termination of the Lease;

 	(g)	All requirements of the Lease have been
complied with and no charges, set-offs or other credits exist against the rentals;

 	(h)	The Lease contains, and Tenant has, no outstanding
options or rights of first refusal to purchase the Premises nor any part of the real property of which the Premises are a part.

 	(i)	Tenant has not assigned, mortgaged, sublet, encumbered
or otherwise transferred any of its interest under the Lease and has received no notice of any assignment, mortgage or encumbrance of the Lease by Landlord.

From and after the date that Purchaser acquires title to the Project:

 	(j)	Tenant shall not agree to any alteration,
modification, amendment or termination of its Lease, nor subordinate or permit subordination of the Lease to any lien in favor of anyone other than Purchaser or Mortgagee, without first obtaining
Purchaser's or such Mortgagee's prior
written approval provided Tenant has been provided the name and address of such Mortgagee;

  (k)	Tenant shall give any Mortgagee 30 days
notice of any default by the Landlord under the Lease and a reasonable opportunity for Mortgagee to cure any default upon Borrower's failure to do so;

 	(l)	Tenant will not pay rent in advance for more
than the current month without Mortgagee's prior written consent. No concession or allowance has been granted by Landlord which permits Tenant to occupy the leased premises without payment of Rent or any other financial obligation contained in the Lease, nor will Tenant accept such concession or allowance or negotiate for the same without the prior written consent of Purchaser or Mortgagee;

 	(m)	Purchaser may subsequently execute and
deliver to Mortgagee an Assignment of Leases and Rents conveying the rentals under the Lease as additional security for a loan secured by the Morgan Keegan Tower Building, and Tenant hereby expressly consents to such Assignment and has no notice of a prior
Assignment of the Lease or the rents
thereunder;

 	(n)	Tenant will not look to any mortgagee, or
its successors or assigns, for the return of or credit for security deposit or prepaid rent, if any, unless said sums have been actually transferred to such mortgagee or its successors or assigns.

	Tenant understands that Purchaser is relying on the above representations in connection with the purchase of the above referenced building and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.



By:___________________________________________
Name:_________________________________________
Title:________________________________________
Date:_________________________________________




                                EXHIBIT .2

                    FORM OF SELLER ESTOPPEL CERTIFICATE


Parkway Properties, L.P.
300 One Jackson Place
188 East Capitol Street
Jackson, MS   39201

	RE:	_____________

Gentlemen:

	The undersigned as Landlord hereby certifies to Parkway
Properties, L.P. and its successors and assigns ("Purchaser") that:

	(a)	It is a Landlord of a portion of the above
referenced property under a certain lease
(the "Lease") as follows:

		Landlord:________________________________________

		Tenant:__________________________________________

		Lease Dated:_____________________________________

		Amendment(s) Dated (if any):_____________________

		Current Annual Base Rent:________________________

		Current CAM or Operating Expense Charges:________

		Square Footage:__________________________________

		Original term (or current option period, if applicable) expires:__________________________

		Security Deposit and/or
		Lease Deposit:  $_________________________________

		Outstanding Tenant Improvement Allowance (if any):
$_______________

		Outstanding Leasing Commission (if any):
$______________

	(b)	All rentals payable under the Lease have been paid
through ________, 19___.

 	(c)	That attached hereto as Exhibit A is a true
and complete copy of the Lease and all
amendments thereto.

	(d)	Tenant has unconditionally accepted and
occupied the leased premises, commenced
payment of rent under the Lease without
claim or right of set-off, or claim of any default by the Landlord, and is now conducting business on the premises;

	(e)	The Lease sets forth the entire agreement
between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended, modified, assigned or sublet;

	(f)	There exists no default by either party to
the Lease, or other grounds for ceasing or reducing the payment of rental, or for cancellation or termination of the Lease;

	(g)	All requirements of the Lease have been
complied with and no charges, set-offs or other credits exist against the rentals;


	Landlord understands that Purchaser is relying on the above representations in consenting to purchase the above referenced building and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof. Purchaser acknowledges that this Seller's Estoppel Certificate shall terminate upon delivery of a Tenant's Estoppel Certificate in a form reasonably acceptable to Purchaser and containing information consistent with the information set forth herein.



		By:___________________________________________
		Name:_________________________________________
		Title:________________________________________
		Date:_________________________________________



                              EXHIBIT .3

                            MAJOR TENANTS

1.	Morgan Keegan & Company, Inc.

2.	King Cotton Cafe

3.	Deloitte & Touche

4.	KPMG/Peat Marwick

5.	Waring Cox

6.	Walker & Associates

7.	Coopers & Lybrand

8.	Birch, Porter & Johnson

9.	Tennessee Valley Authority



                               EXHIBIT .4

                FORM OF GROUND LEASE ESTOPPEL CERTIFICATE


Parkway Properties, L.P.
300 One Jackson Place
188 East Capitol Street
Jackson, MS   39201

	RE:	Morgan Keegan Tower, 50 Front Street, Memphis, Shelby
County, Tennessee

Gentlemen:

	The undersigned as Lessor hereby certifies to Parkway
Properties, L.P., and its successors or assigns ("Purchaser"), and any beneficiary under a deed of trust covering the above captioned property ("Mortgagee") that:

	(a)	It is a Lessor of the captioned property
under a certain Ground Lease (the "Lease") as follows:

		Lessor:_____________________________________________________

		Lessee:_____________________________________________________

		Lease Dated:________________________________________________

		Amendment(s) Dated (if any):________________________________

		Current Annual Rent:________________________________________

		Any Other Charges or Fees:__________________________________

		Original term (or current option period, if applicable) expires:_____________________________________

		Security Deposit and/or
		Lease Deposit:  $___________________________________________



		Outstanding Leasing Commission (if any):
$______________

	(b)	Lessor is the sole current owner and holder
of lessor's interest in the Lease and the fee title owner to the leased premises.

	(c)	All rentals payable under the Lease have
been paid through ______, 19___; and except for _________, no rent has been paid more than one month in advance of its due date.

 	(d)	That attached hereto as Exhibit A is a true
and complete copy of the Lease and all
amendments thereto.

	(e)	The Lease sets forth the entire agreement
between the Lessor and Lessee, is in full force and effect in accordance with its terms and except as set forth herein has not, in any way, been amended, modified, assigned or sublet;

	(f)	There exists no default by either party to
the Lease, or other conditions which with the giving of notice or passage of time, or both, would constitute a default or create other grounds for terminating Lessee's rights thereunder or increasing the payment of rent, or for cancellation or termination of the Lease in any other manner;

	(g)	All requirements of the Lease have been
complied with and no charges, expenses,
offsets or other credits exist thereunder;

	(h)	The Lease contains, and Lessee has (and upon
closing Purchaser shall have) an option, exercisable at any time, to purchase the real property of which the Project is a part for $___________ as more fully set forth in
Section 11.01 of the Lease.

	(i)	Lessor has not assigned, mortgaged,
encumbered or otherwise transferred any of its interest under the Lease and has received no notice of any assignment, mortgage, sublet or encumbrance of the Lease by Lessee.

	(j)	Lessor hereby consents to the assignment to
and assumption of the Lease by Purchaser.

	Lessor understands that Purchaser is relying on the above representations in connection with the purchase of the above referenced building and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.



		By:________________________________________________
		Name:______________________________________________
		Title:_____________________________________________
		Date:______________________________________________





                              EXHIBIT

                       FORM LEASE AGREEMENT


                            EXHIBIT (c)

                     FORM OF LENDER'S ESTOPPEL

Parkway Properties L.P.
1000 One Jackson Place
188 East Capitol Street
Jackson, MS   39201

RE:	Assignment to Parkway Properties L.P. ("Buyer") by Morgan
Keegan & Company, Inc. ("Seller"), of its obligations under
_____________________ ("Lender") loan #_____, in the
original principal amount of $______________ (the "Loan")

Gentlemen:

	Lender hereby certifies to Parkway Properties L.P., and its successors or assigns that:


	(a)	All sums payable under the Loan have been paid through
______, 19___;

	(b)	The outstanding principal balance of the Loan as of
                 , 1997 is     				.

 	(c)	 Attached hereto as Exhibit A are true and complete
copies of the following 		documents (the "Loan Documents"):

		1.	Promissory Note, dated May 31, 1996.

		2.	Fee Deed of Trust, Assignment of Leases and
Security Agreement dated May 31, 1996.

		3.	Leasehold Deed of Trust, Assignment of Leases and
Security Agreement dated May 31, 1996.

		4.	Assignment of Rents and Leases, dated May 31,
1996.

		5.	Certificate and Indemnity Regarding Hazardous
Substances dated May 31, 1996.

		6.	Unlimited Guaranty - Morgan Keegan, Inc. dated
May 31, 1996.

		7.	UCC-1 financing statements filed with the Shelby
County Register and the Tennessee Secretary of
State.

	(d)	The Loan Documents set forth the entire agreement
between the Lender and Seller, are in full force and effect in accordance with their terms and, to Lender's knowledge, have not, in any way, been amended, modified, or assigned;

	(e)	To Lender's knowledge, there exists no default by
either party to the Loan Documents, or other grounds for declaring an event of default thereunder;

	(f)	Lender has not assigned or otherwise transferred any
of its interest under the Loan Documents.

 (g)	There are no escrow, improvement accounts maintained,
by Lender, or required to be maintained by Lender or funded by Seller in connection with the Loan
Documents. Seller has met all of its obligations to fund any such accounts.

	Lender understands that Purchaser is relying on the above representations in connection with the purchase of the above referenced property and assuming the Loan and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.


			NATIONAL BANK OF COMMERCE

			By:____________________________
			Name:__________________________
			Title:_________________________
  	Date:__________________________



                                EXHIBIT (a)

                FORM OF LIMITED WARRANTY ASSIGNMENT OF LEASES

                         ASSIGNMENT AND ASSUMPTION
                   OF INTERESTS IN LEASES AND AGREEMENTS

	THIS ASSIGNMENT AND ASSUMPTION OF INTERESTS IN LEASES AND AGREEMENTS made and entered into this ____ day of _____________, 1997, by and between MORGAN PROPERTIES, LLC, a Tennessee limited liability company with offices at 50 North Front Street, 21st Floor, Memphis, Tennessee 38103 (herein "Assignor"); and
PARKWAY PROPERTIES, L.P., a Delaware limited partnership with offices at 188 East Capitol Street, Suite 1000, Jackson, Mississippi 39201 (herein "Assignee").

WITNESSETH:

	That each of the aforesaid parties acknowledges the receipt and sufficiency of a valuable consideration from the other, Assignor hereby grants, bargains, sells, transfers, conveys, assigns and confirms to Assignee any and all of Assignor's rights, titles, privileges, interests and obligations in those certain Leases and other Agreements described on Schedule "1" annexed hereto and incorporated herein by this reference (collectively, herein the "Leases and Agreements"), together with the buildings and improvements thereon and all appurtenances thereto. The Leases and Agreements lease and otherwise pertain to the premises described on Exhibit "A" annexed hereto and incorporated herein by this reference (the "Premises"), such Premises being located in the City of Memphis, County of Shelby, State of Tennessee.

	TO HAVE AND TO HOLD the same unto the Assignee, its successors and assigns, from the date hereof for the remainder of the term set forth in the Leases and Agreements and any extensions, options and otherwise contained therein, subject to the rents, covenants, conditions, and provisions therein.

	The Assignor covenants, represents and warrants that:

	(a)	The Leases and Agreements are, on Assignor's part, in
full force and effect;

	(b)	To the best knowledge of the Assignor, the Assignor is
not in default or breach of the Leases or Agreements;

	(c)	The rents reserved in the Lease and Agreements have
been fully paid to the date hereof and, to the best
knowledge of the Assignor, all other terms, covenants,
and conditions reserved and contained in the Leases
and Agreements have, on the Assignor's part, been
fully paid, observed and performed up to the date
hereof.
	(d)	 Assignor has the right and power to assign the Leases
and Agreements unto the Assignee;

	(e)	The Premises at all times hereafter during the terms
of the Leases and Agreements may be entered into and held, and the rents and profits thereof received accordingly, without any lawful interruption by the Assignor, or any person or persons claiming by, through or under Assignor, but not further or otherwise, free from all encumbrances, claims and demands created or occasioned by the Assignor, or by any person or persons claiming by through or under Assignor, but not further or otherwise, except the rent, covenants, and conditions reserved and contained in the Leases and Agreements, and which on Assignee's part are or ought to be paid, observed and performed;
and

	(f)	Assignor, its successors and assigns, will at all
times during the term, at the request and expense of the Assignee, its successors and assigns, execute and do every such lawful assurance and thing for further assuring the Leases and Agreements unto the Assignee, its successors; and assigns, for the remainder of the term of the Leases and Agreements, together with any extensions, options and otherwise contained therein as may be reasonably required by Assignee; and

	(g)	Assignor hereby warrants that Assignor will defend
Assignee's title thereto against the lawful claims of all persons claiming by, through or under Assignor but not otherwise.

	The Assignee hereby agrees to and does hereby assume the Leases and Agreements and to perform each and every term, condition and provision contained therein on the part of Assignee to be performed from and after the date hereof. The Assignee covenants and agrees that Assignee will observe and perform the covenants, provisions, and conditions contained in the Leases and Agreements, and which, by or on the part of the lessee or obligor therein, are henceforth to be observed and performed; and will at all times hereafter, at its own cost or expense, defend, save harmless and keep indemnified the Assignor, its successors and assigns, against all payments, costs, losses, damages, and expenses whatsoever, which Assignor may make, pay, sustain, or be liable to, on account of the aforedescribed Leases and Agreements which shall henceforth become due and payable, or any part thereof, and on account of the breach, non-performance, or nonobservance, by or on the part of Assignee from and after the date hereof, of all and every or any of the covenants, provisions, and conditions contained in the Leases and Agreements, to be observed and/or performed by the lessee or obligor therein, and against all actions and/or suits at law, or in equity, which shall be commenced or prosecuted against the Assignor, its successors or assigns, for or on account of the rent, covenants, provisions, and conditions, or any of them, and henceforth to be paid, observed and performed by Assignee.

	Assignor will at all times hereafter, at its own cost or expense, defend, save harmless and keep indemnified the Assignee, its successors and assigns, against all payments, costs, losses, damages, and expenses whatsoever, which Assignee may make, pay, sustain, or be liable to, on account of the aforedescribed Leases and Agreements which became due and payable prior to the date hereof, or any part thereof, and on account of the breach, non-performance, or nonobservance, by or on the part of Assignor prior to the date hereof, of all and every or any of the covenants, provisions, and conditions contained in the Leases and Agreements, to be observed and/or performed by the lessee or obligor therein, and against all actions and/or suits at law, or in equity, which shall be commenced or prosecuted against the Assignee, its successors or assigns, for or on account of the rent, covenants, provisions, and conditions, or any of them, and to be paid, observed and performed by Assignor prior to the date hereof.

	This Assignment and Assumption of Lessee's interest in Leases and Agreements is made, executed and delivered by and between the parties hereto pursuant to that certain Purchase and Sale Agreement dated August ___, 1997, by and between Morgan Properties, LLC, as seller, and Parkway Properties, L.P., as buyer.

	IN WITNESS WHEREOF, Assignor and Assignee have executed or has caused this Assignment and Assumption of Interests in Leases and Agreements to be executed by and through its duly authorized officer(s) or employees the day and year first above mentioned.

						ASSIGNOR:



	By:________________________________________
							Joseph C. Weller, Chief
Manager


						ASSIGNEE:

						PARKWAY PROPERTIES, L.P.
						By:  Parkway Properties General
           Partners, Inc., its sole general partner



	By:____________________________________

	Name:__________________________________

	Title:_________________________________


	By:____________________________________

	Name:__________________________________

	Title:_________________________________


     (Add applicable acknowledgements for Shelby County, Tennessee)

                            EXHIBIT (b)

                              FORM OF
                     BILL OF SALE AND ASSIGNMENT

                 ASSIGNMENT AND ASSUMPTION AGREEMENT
                          AND BILL OF SALE

	This ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE ("Assignment"), is made by and between Morgan Properties, LLC, a Tennessee limited liability company ("Assignor") and Parkway Properties, L.P., a Delaware limited partnership ("Assignee").

W I T N E S S E T H:

	WHEREAS, by Purchase and Sale Agreement ("Purchase
Agreement") dated as of August _____, 1997, by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain real property, and the improvements located thereon
("Project") as more particularly described in the Purchase
Agreement; and

	WHEREAS, the Purchase Agreement provides, inter alia, that Assignor shall assign to Assignee certain contractual and other intangible rights, that Assignee shall assume all of the obligations of Assignor with respect to the property so assigned from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

	NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

	1.	Assignment.  Assignor hereby assigns, sets over and
transfers to Assignee all tangible and intangible personal property owned by Assignor, located on the real property described on Exhibit A hereto, and used in the ownership, operation and maintenance of such real property including, without limitation, the following (collectively called the "Personal Property"):

			(i)	All right, title, interest, estate, claim or
demand in and to the buildings, structure, other improvements, fixtures and landscaping relating to the real property described on Exhibit A hereto;

			(ii)	All rights (if any) to use the name "Morgan
Keegan Tower" to the extent such rights are assignable without expense to Assignor and only as such rights relate directly to the Project (but Assignor does not represent that it has exclusive rights to use such trade name and Assignor has not registered the same in any manner); provided, however, such rights may be used by Assignee only as long as Assignor is a tenant in the Project;

			(iii)	The items of personal property
described on Exhibit B hereto;

			(iv)	The interest of Assignor under the contracts
and agreements described on Exhibit C hereto
(collectively, the "Contract");

			(v)	The interest of the landlord under the
tenant leases encumbering the real property described on Exhibit D hereto (collectively, the "Leases");

			(vi)	To the extent assignable without expense to
Assignor, the interest of Assignor in and to tenant lease files and correspondence relating to the Leases, plans and specifications with respect to the Project, promotional materials with respect to the leasing of space within the Project, warranties and guaranties relating to any of the other property to be conveyed pursuant to the Purchase Agreement, licenses and permits relating to the Project, and all other property to be conveyed pursuant to the Purchase
Agreement.

	2.	Assignee's Assumption and Indemnification.  Assignee
hereby assumes the obligation to pay any and all liabilities and obligations arising or accruing under any of the Contracts and Leases on or after the effective date hereof. Assignee agrees to indemnify, defend and hold harmless Assignor from any loss, cost, claim, liability, expense or demand of whatever nature under any of the Contracts and Leases above arising or accruing on or after the effective date hereof.

	3.	Assignor's Indemnification.  Assignor agrees to
indemnify, defend and hold harmless Assignee from any loss, cost, claim, liability, expense or demand of whatever nature under any of the property described in Paragraph 1 above arising or accruing prior to the effective date hereof.

	4.	Special Warranty of Title.  Assignor does hereby bind
itself, its legal representatives, successors and assigns, to SPECIALLY WARRANT, and FOREVER DEFEND title to the property conveyed hereby unto Assignee, its legal representatives, successors and assigns, against every person whomsoever lawfully claiming or to claim same or any part thereof, by, through or under Assignor, but not otherwise.

	5.	Limitation on Liability.  Notwithstanding anything
contained herein to the contrary, Assignor acknowledges and agrees that no limited partner of Assignee, nor any trustee, director, holder of any beneficial interests, shareholder, officer or employee of Assignee or any affiliate of Assignee shall have any personal liability, directly or indirectly, under this Assignment, and Assignor shall have recourse hereunder only against Assignee's assets.

	6.	Miscellaneous.  This Assignment and the obligations of
the parties hereunder shall survive the closing of the transaction referred to in the Purchase Agreement, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of Tennessee applicable to agreements made and to be wholly performed within said State, and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

	EXECUTED TO BE EFFECTIVE as of the ______ day of ________________, 1997.

						ASSIGNOR:

						MORGAN PROPERTIES, LLC



	By:__________________________________
							Joseph C. Weller, Chief
Manager



						ASSIGNEE:


						PURCHASER:

					PARKWAY PROPERTIES, L.P.
By:  Parkway Properties General Partners, Inc.,
     its sole general partner



	By:____________________________________

	Name:__________________________________

	Title:_________________________________


	By:____________________________________

	Name:__________________________________

	Title:_________________________________



                                EXHIBIT (f)

                         FORM OF FIRPTA AFFIDAVIT


STATE OF TENNESSEE
							KNOW ALL MEN BY THESE
PRESENTS:
COUNTY OF SHELBY


	Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Parkway Properties, L.P., a Delaware limited partnership ("Transferee"), that withholding of tax is not required upon the disposition of a U.S. real property interest by Morgan Properties, LLC, a Tennessee limited liability company ("Transferor"), the undersigned hereby certifies as follows:

1.	Transferor is not a foreign corporation, foreign
partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income
Tax Regulations);

2.	Transferor's U.S. employer identification number is:
#______________________;

3.	Transferor's office address is 50 North Front Street, 21st
Floor, Memphis, Tennessee 38103;

	Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

	Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and the undersigned further declares that he has authority to sign this document in such capacity.

	EXECUTED to be effective as of the ____ day of ___________, 1997.


						TRANSFEROR:

						MORGAN PROPERTIES, LLC



	By:__________________________________
							Joseph C. Weller, Chief
Manager



STATE OF TENNESSEE
COUNTY OF SHELBY

	I, ___________________, a Notary Public of the County and State aforesaid, certify that Joseph C. Weller personally came before me this day and acknowledged that he is the Chief Manager of Morgan Properties, LLC, a Tennessee limited liability company, and that by authority duly given and as the act of the company the foregoing instrument was signed in its name by its Chief Manager.

	WITNESS MY HAND AND OFFICIAL SEAL, this the _____ day of
________________, 1997.

____________________________________
     					NOTARY PUBLIC

My Commission Expires:______________________

[AFFIX NOTARIAL SEAL]



                     Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-3, No. 33329259) and related Prospectus and Prospectus Supplement of Parkway Properties, Inc. of our reports iwth respect to the statements of rental revenue and direct operating expenses fo rhte year ended December 1, 1996 dated April 17, 1997 for Courtyard of Arapaho included in Parkway Properties, Inc.'s Form 8-K/A dated May 14, 1997; dated May 29, June 20 and June 25, 1997 for Sugar Grove, Vestavia Centre and Meridian, respectively, including in Parkway Properties, Inc.'s Form 8-K dated June 27, 1997;
dated August 8, August 15 and August 19, 1997 for Lakewood II, NationsBank Tower and Fairway Plaza, respectively, included in Parkway Properties, Inc.'s Form 8-K/A dated August 25, 1997; and dated August 27 and August 28, 1997 for First Tennessee Plaza and Morgan Keegan Tower, respectively, included in Parkway Properties, Inc.'s Form 8-K dated September 9, 1997, filed with the Securities and Exchange Commission.



                                           ERNST & YOUNG LLP
Jackson, Mississippi
September 9, 1997